UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Glori Energy Inc.

(Name of Registrant as Specified in its Charter)

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May 5, 2015

Dear Stockholder:

I am pleased to invite you to the Annual Meeting of Stockholders of Glori Energy Inc. (“Glori Energy”).  The meeting will be held at 10370 Richmond Avenue, Eighth Floor Conference Center, Houston, Texas 77042 on Thursday, June 25, 2015 at 9:00 a.m., local time.

At the meeting, you and the other stockholders will be asked to vote on the following proposals:

1.	the election of the following five Class A Directors to the Board of Directors of Glori Energy: Matthew Gibbs, James C. Musselman, Ganesh Kishore, Damon L. Rawie, and Jonathan Schulhof;
2.	the amendment to Section 2.2 of Glori Energy’s Bylaws to eliminate the two separate classes of directors and two year terms in order to transition to a single class of directors who are elected annually, with such change applicable to all directors beginning with the 2016 Annual Meeting of Stockholders;
3.	the ratification of the appointment of Grant Thornton LLP as Glori Energy’s independent registered public accounting firm for fiscal year 2015; and
4.	any other business which properly comes before the meeting or at any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors recommends stockholders vote FOR proposals (1), (2) and (3). Our Annual Report, which is enclosed with the accompanying Notice of Annual Meeting and Proxy Statement, contains other detailed information about Glori Energy, including its audited financial statements for the year ended December 31, 2014.

Stockholders are urged to carefully read the accompanying Notice of Annual Meeting and Proxy Statement in its entirety before voting on the proposals.  This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about May 5, 2015.

We hope you can join us on June 25, 2015.  Regardless of whether or not you expect to attend the meeting in person, please read the Proxy Statement and vote as soon as possible.  You will be able to vote either via the Internet, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting.  It is important that your shares be represented, and your promptness will assist us in making necessary preparations for the meeting. Instructions for telephonic or electronic voting can be found on your proxy card and in the proxy statement.

Sincerely,

/s/ Stuart Page
Stuart Page
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

Time and Date	9:00 a.m., local time, on Thursday, June 25, 2015

Place	10370 Richmond Avenue Eight Floor Conference Center Houston, Texas 77042

Items of Business	(1)	To elect the following five Class A Directors to the Board of Directors of Glori Energy: Matthew Gibbs, James C. Musselman, Ganesh Kishore, Damon L. Rawie, and Jonathan Schulhof;
(2)	To amend Section 2.2 of Glori Energy’s Bylaws to eliminate the two separate classes of directors and two year terms in order to transition to a single class of directors who are elected annually, with such change applicable to all directors beginning with the 2016 Annual Meeting of Stockholders;
(3)	To ratify the appointment of Grant Thornton LLP as Glori Energy’s independent registered public accounting firm for fiscal year 2015; and
(4)	To consider such other business as may properly come before the meeting or at any adjournment or postponement thereof.

Glori Energy’s board of directors recommends you vote “FOR” each of proposals 1, 2 and 3 above. Except with respect to the procedural matters incident to the conduct of the Annual Meeting, we are not aware of any other business to be brought before the Annual Meeting.

Adjournments and Postponements	Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	You are entitled to notice of, and to vote at, the Annual Meeting only if you were a Glori Energy stockholder as of the close of business on April 28, 2015.

Meeting Admission

You are entitled to attend the Annual Meeting only if you were a Glori Energy stockholder as of the close of business on April 28, 2015 or hold a valid proxy for the Annual Meeting.  You should be prepared to present photo identification for admittance.  If you are not a stockholder of record but hold shares through a broker or nominee (i.e. in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to April 28, 2015, a copy of the voting instruction card provided by your bank or brokerage firm, or other similar evidence of ownership.  If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly at 9:00 a.m., local time.  Check-in will begin at 8:00 a.m., local time, and you should allow ample time for the check-in procedures.

Voting	Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and vote as soon as possible. This will not only ensure the presence of a quorum at the Annual Meeting but also that your shares are voted in accordance with your wishes. You will be able to vote either via the Internet, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting. For detailed information regarding voting, please refer to the section entitled “Questions and Answers – How Can I Vote?” on page 2 of this Proxy Statement and the instructions on the proxy or voting instruction card.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders To Be Held on June 25, 2015

Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”) related to the Internet availability of proxy materials, the Company is providing access to its proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of its proxy materials on the Internet. You may access the Notice of Annual Meeting of Stockholders to be held on June 25, 2015, the Annual Report of Glori Energy, and the Proxy Statement for the Annual Meeting to be held on June 25, 2015 at http://www.cstproxy.com/glorienergy/2015, which does not have “cookies” that identify visitors to the site. This site will also have directions to attend the meeting and vote in person.

By Order of the Board of Directors,

/s/ Lynn Marie Thompson
Lynn Marie Thompson
Corporate Secretary

This notice of Annual Meeting and Proxy Statement and form of proxy are first being distributed to stockholders on or about May 5, 2015.

2015 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

EXPLANATORY NOTE

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including some of the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted.

GENERAL INFORMATION

We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors of Glori Energy Inc. (“Glori Energy”) for the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) and for any adjournment or postponement of the Annual Meeting. In this Proxy Statement, we refer to Glori Energy as the “Company,” “we,” “our” or “us.”

Questions and Answers

Q:	Who is soliciting my proxy?
A:	We, the Board of Directors of Glori Energy Inc. (“Glori Energy” or the “Company”), are sending you this Proxy Statement in connection with our solicitation of proxies for use at Glori Energy’s 2015 Annual Meeting of Stockholders. Specified directors, officers, and employees of Glori Energy may also solicit proxies on our behalf by mail, phone, fax, or in person.

Q:	Who is paying for this solicitation?
A:	Glori Energy will pay for the solicitation of proxies, including the cost of preparing, assembling, and mailing this Proxy Statement, the proxy card, the Annual Report and all other materials which may be sent to stockholders in connection with this solicitation. We pay a fee to Continental Stock Transfer & Trust to assist in the tabulation of proxies, but we pay no separate compensation solely for the solicitation of proxies.

We encourage you to conserve natural resources, as well as significantly reduce the Company’s printing and mailing costs, by signing up to receive your stockholder communications via e-mail.  For detailed information, please refer to the section entitled “Questions and Answers – How can I receive future stockholder communications electronically?” on page 5 of this Proxy Statement and follow the instructions on the proxy or voting instruction card.

Q:	On what am I voting?
A:	The items of business scheduled to be voted at the Annual Meeting are:

(1)	the election of the following five Class A Directors to the Board of Directors of Glori Energy: Matthew Gibbs, James C. Musselman, Ganesh Kishore, Damon L. Rawie, and Jonathan Schulhof;
(2)	the amendment to Section 2.2 of the Company’s Bylaws to eliminate the two separate classes of directors and two year terms in order to transition to a single class of directors who are elected annually, with such change applicable to all directors beginning with the 2016 Annual Meeting of Stockholders;
(3)	the ratification of the appointment of Grant Thornton LLP as Glori Energy’s independent registered public accounting firm for fiscal year 2015; and
(4)	any other business that properly comes before the Annual Meeting or at any adjournment or postponement thereof.

Except with respect to the procedural matters incident to the conduct of the Annual Meeting, we are not aware of any other business to be brought before the Annual Meeting.

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Q:	Who can vote?
A:	Record holders of Glori Energy common stock as of the close of business on April 28, 2015, the record date, are entitled to vote on all items being voted upon at the Annual Meeting. Each share is entitled to one vote on each matter presented at the Annual Meeting.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:	Stockholder of Record – If your shares are registered directly in your name with Glori Energy’s transfer agent, Continental Stock Transfer & Trust, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by Glori Energy. As the stockholder of record, you have the right to grant your voting proxy directly to Glori Energy or to vote in person at the Annual Meeting. You may vote by completing and mailing the enclosed proxy card as an alternative to voting in person at the Annual Meeting.

Beneficial Owner – If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card.  As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote and are also invited to attend the Annual Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the bank or brokerage firm that holds your shares, giving you the right to vote the shares at the Annual Meeting.  Your bank or brokerage firm has enclosed or provided voting instructions for you to use in directing the bank or brokerage firm how to vote your shares.  Your bank or brokerage firm may also have a process for providing instructions over the phone or via the Internet.

If you hold your shares through a broker or other nominee, your broker or nominee may only exercise voting discretion with respect to matters deemed routine by the National Association of Securities Dealers, such as the ratification of the independent registered public accounting firm.  On non-routine matters, such as the election of directors, a broker or other nominee cannot cast a vote (a so-called “broker non-vote”).  Broker non-votes will not be treated as votes cast.

Q:	How can I vote?
A:	You may vote your shares either in person or by proxy. Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the bank or brokerage firm that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

To vote by proxy, you may vote either via the Internet, by telephone or by mailing a completed proxy card. For shareholders of record, instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card.  To vote by mailing a proxy card, mark, date, sign, and mail the enclosed proxy card in the postage-paid envelope.  Granting a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person; by voting in person, you will revoke your proxy.  You may also revoke your proxy at any time before the vote at the Annual Meeting by providing Glori Energy’s Corporate Secretary written notice of your revocation or by submitting a later-dated proxy.  If you return your proxy but do not mark your voting preferences, Stuart Page and Victor M. Perez, the proxy holders, will vote your shares:

•	FOR the election of the following five Class A Directors to the Board of Directors of Glori Energy: Matthew Gibbs, James C. Musselman, Ganesh Kishore, Damon L. Rawie, and Jonathan Schulhof;
•	FOR the amendment to Section 2.2 of the Company’s Bylaws to eliminate the two separate classes of directors and two year terms in order to transition to a single class of directors who are elected annually, with such change applicable to all directors beginning with the 2016 Annual Meeting of Stockholders;
•	FOR the ratification of the appointment of Grant Thornton LLP as Glori Energy’s independent registered public accounting firm for fiscal year 2015; and
•	As they determine with respect to any other matters that may properly come before the Annual Meeting.

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If your shares are registered in the name of a bank or brokerage firm you will receive instructions from your holder of record that must be followed in order for you to vote the shares per your instructions.  Many banks and brokerage firms have a process for their beneficial owners to provide instructions over the phone or via the Internet.  If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

Q:	Can I change my vote?
A:	You may change your vote at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to Glori Energy’s Corporate Secretary prior to your shares being voted, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your bank or brokerage firm, or, if you have obtained a legal proxy from your bank or brokerage firm giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

Q:	What constitutes a quorum?
A:	On the record date, Glori Energy had 31,803,626 shares of common stock issued and outstanding. In order for the Annual Meeting to be properly held, a majority of the outstanding shares (a quorum) on the record date must be present at the Annual Meeting or represented by proxy. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:	How are votes counted?
A:

In the election of directors, you may vote “FOR” a nominee or your vote may be “WITHHELD” with respect to a nominee.  If your vote is withheld with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee.

For the proposal to amend the bylaws, you may vote “FOR,” “AGAINST” or “ABSTAIN.”  If you “ABSTAIN,” your shares will be counted for purposes of establishing a quorum, and the abstention will have the same effect as a vote “AGAINST.”  If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items.  If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board of Directors “FOR” the amendment of the bylaws.

For the proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2015, and any other proposals that properly come before the Annual Meeting, you may vote “FOR,” “AGAINST” or “ABSTAIN.”  If you “ABSTAIN,” your shares will be counted for purposes of establishing a quorum. However, the abstentions are not treated as votes cast, and thus will no effect on the approval of this proposal.

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items.  If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board of Directors (“FOR” all of Glori Energy’s nominees to the Board, “FOR” the amendment to the bylaws, and “FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2015, and in the discretion of the proxy holders on any other matters that properly come before the Annual Meeting).

Q:	What vote is required to approve each proposal?
A:

Proposal One: The five persons receiving the highest number of “FOR” votes (i.e. a plurality) at the Annual Meeting will be elected Class A Directors.  A properly executed proxy marked “WITHHELD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.  Abstentions and broker non-votes will have no legal effect on the election of directors.

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Proposal Two:  The affirmative vote of the holders of at least 66 2/3% of the total voting power of the voting stock is required to amend Section 2.2 of the Company’s Bylaws to eliminate the two classes of directors and two year terms in order to transition to a single class of directors who are elected annually, with such change applicable to all directors beginning with the 2016 Annual Meeting of Stockholders. Abstentions and broker non-votes will have the effect of a vote against this proposal;

Proposal Three:  The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting is required to ratify the appointment of the Company’s independent registered public accounting firm. Abstentions and broker non-votes are not counted as votes cast, so neither abstentions nor broker non-votes will count as votes against this proposal.

Q:	Can I vote on other matters?
A:	The matters presented at an Annual Meeting are limited to those properly presented by the Board of Directors and those properly presented by stockholders. We have not received notice from any stockholder as to any matter to come before the Annual Meeting other than as set forth herein. If any other matter is presented at the Annual Meeting, your signed proxy gives Stuart Page and Victor M. Perez, the proxy holders, authority to vote your shares.

Q:	How does the Board of Directors recommend I vote on the proposals?
A:	Unless you give other instructions on your proxy card, Stuart Page and Victor M. Perez, the proxy holders, will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote FOR :

•	the election of the following five Class A Directors to the Board of Directors of Glori Energy: Matthew Gibbs, James C. Musselman, Ganesh Kishore, Damon L. Rawie, and Jonathan Schulhof; and
•	the amendment to Section 2.2 of the Company’s Bylaws to eliminate the two separate classes of directors and two year terms in order to transition to a single class of directors who are elected annually, with such change applicable to all directors beginning with the 2016 Annual Meeting of Stockholders;
•	the ratification of the appointment of Grant Thornton LLP as Glori Energy’s independent registered public accounting firm for fiscal year 2015.

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by our Board of Directors, or if no recommendation is given, in their own discretion.

Q:	What is the deadline for stockholder proposals for next year’s Annual Meeting?
A:	For a stockholder proposal to be considered for inclusion in Glori Energy’s Proxy Statement for the 2016 Annual Meeting and to comply with Rule 14a-8 under the Exchange Act, the written proposal must be received by the Secretary of Glori Energy at our principal executive offices no later than January 6, 2016. The proposal will need to comply with Securities and Exchange Commission (“SEC”) regulations under Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

If you intend to present a proposal at our 2016 Annual Meeting, but you do not intend to have it included in our 2016 Proxy Statement, your proposal must be delivered to the Corporate Secretary of Glori Energy no later than March 25, 2016.

Q:	Who can help answer my questions?
A:	If you have any questions about the Annual Meeting, how to vote or revoke your proxy, or if you need additional copies of this Proxy Statement or voting materials, you should contact Lynn Marie Thompson, Corporate Secretary, 10350 Richmond Avenue, Suite 850, Houston, TX 77042, (713) 237-8880.

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Q:	How can I receive future stockholder communications electronically?
A:	If you are a stockholder, we encourage you to conserve natural resources, as well as significantly reduce the Company’s printing and mailing costs, by signing up to receive your stockholder communications via e-mail. With electronic delivery, we will notify you via e-mail as soon as the annual report and the Proxy Statement are available on the Internet, and you can easily submit your stockholder votes online. Electronic delivery can also help reduce the number of bulky documents in your personal files and eliminate duplicate mailings. To sign up for electronic delivery, follow the instructions on your proxy card.

Q:	How do I get copies of the exhibits filed with Glori Energy’s Form 10-K?
A:	A copy of Glori Energy’s Annual Report for 2014, which contains Glori Energy’s Form 10-K and consolidated financial statements, is being delivered to you with this Proxy Statement. Copies of all exhibits filed electronically by Glori Energy may be reviewed and printed from the SEC’s website at: www.sec.gov or the Company’s website at www.glorienergy.com. In addition, Glori Energy will provide to any stockholder as of the record date, who so specifically requests in writing, copies of the exhibits filed with Glori Energy’s Form 10-K for a reasonable fee. Requests for such copies should be directed to Corporate Secretary, Glori Energy Inc., 10350 Richmond Avenue, Suite 850, Houston, TX 77042.

COMPANY INFORMATION AND MAILING ADDRESS

Glori Energy is the result of a series of combinations between Infinity Cross Border Acquisition Corporation (“Infinity”) and its wholly-owned subsidiaries Glori Acquisition Corp. and Glori Merger Subsidiary, Inc. and Glori Energy Technology Inc. (“GETI”) (formerly known since 2011 as Glori Energy Inc. and before that since 2005 as Glori Oil Limited). Infinity was formed on April 6, 2011 as a British Virgin Island special purpose acquisition company or blank check company publicly traded on Nasdaq. Each of the other companies listed above was organized in Delaware. These entities completed a series of mergers in April 2014 resulting in Glori Acquisition Corp. wholly-owning Glori Energy Technology Inc. (the “Combination”). Glori Acquisition Corp, then changed its name to Glori Energy Inc. This is the Company.

Our mailing address is Glori Energy Inc., 10350 Richmond Avenue, Suite 850, Houston, TX 77042 and our telephone number is (713) 237-8880. Our website address is www.glorienergy.com. References in this proxy statement to “Glori Energy,” “Glori,” “company,” “we,” “us” and “our” refer to Glori Energy Inc. and our consolidated subsidiaries, unless the context requires otherwise. Information on our website is not intended to be and shall not be deemed to be incorporated into this proxy statement.

CORPORATE GOVERNANCE

The following section summarizes information about our corporate governance policies, our Board and its committees and the director nomination process.

Director Independence

Our board of directors has determined that each of its current members, and all persons who served as directors during any part of the 2014 fiscal year, except Mr. Page, is an “independent director” for purposes of the Nasdaq Listing Rules and the SEC’s rules and regulations promulgated under the Exchange Act as the term relates to membership on the board of directors.

The definition of independence under the Nasdaq Listing Rules includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his or her family members, has engaged in various types of business dealings with us. In addition, as further required by the Nasdaq Listing Rules, our board has made a subjective determination as to each independent director that no material relationships exist that, in the opinion of our board, would interfere with his exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board reviewed and discussed information provided by the directors in questionnaires with questions tailored to the Nasdaq Listing Rules with regard to each director’s business and personal activities as they may relate to us and our management.

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Board of Directors Leadership Structure

The board of directors has adopted corporate governance guidelines to promote the functioning of the board and its committees.  These guidelines address board composition, board functions and responsibilities, qualifications, leadership structure, committees and meetings.

Our Corporate Governance Guidelines do not contain a policy mandating the separation of the offices of the Chairman of the Board and the Chief Executive Officer, and the board is given the flexibility to select its Chairman and our Chief Executive Officer in the manner that it believes is in the best interests of our stockholders. Accordingly, the Chairman and the Chief Executive Officer may be filled by one individual or two. The board has chosen to separate the positions of Chairman of the Board and Chief Executive Officer. We believe this structure is optimal for us because it avoids any duplication of effort between the Chairman and the Chief Executive Officer and permits our Chief Executive Officer to focus his efforts on the day-to-day management of the Company. This separation provides strong leadership for the board and the Company through the Chairman, while also positioning our Chief Executive Officer as our leader in the eyes of our employees and other stakeholders. The board may reconsider the best board leadership structure for us from time to time.

Risk Management

Our risk management function is overseen by our audit committee, and ultimately by our board of directors. Through our management reports and company policies, such as our Corporate Governance Guidelines, our Code of Ethics and Business Conduct and our audit committee’s and compensation committee’s review of financial and other risks, we keep our board of directors apprised of material risks and provide our directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us and how our management addresses those risks. Mr. Page, as our Chief Executive Officer, works with our independent directors and with management when material risks are identified by the board of directors or management to address such risk. For more information about Glori Energy’s risk management processes, see the Audit Committee charter in the “Investor Relations” section of www.glorienergy.com.

Executive Sessions

In 2014, the Company held four executive sessions of its non-employee directors. Any non-employee director can request that an executive session be scheduled.

Board Size; Meetings of the Board

Our Board currently has 11 members.  During 2014, the Board formally met nine times and each director attended at least 75% of the meetings.   The board of directors has three standing committees: an audit committee, a compensation committee and a nominating and governance committee. During the last fiscal year, each of our directors attended at least 75% of the total number of meetings of the board and all of the committees of the board on which such director served during that period.

The following table sets forth the standing committees of the board of directors and the members of each committee as of the date that this Proxy Statement was first made available to our stockholders:

Name of Director	Audit	Nominating and Governance	Compensation

Mark Chess	X
John U. Clarke(1)		X
Rocky Duckworth	Chair	X	X
Matthew Gibbs			X
Thomas O. Hicks		X
Ganesh Kishore		Chair	X
Mark B. Puckett	X	X	Chair
Jonathan Schulhof	X

(1) Chairman of the Board

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During 2014, Messrs. Page, Musselman, and Rawie did not serve on a standing committee.

Audit Committee

The members of the audit committee are Messrs. Duckworth, Chess, Puckett and Schulhof, each of whom is a non-employee member of our board of directors. Mr. Duckworth serves as the chair of the audit committee. Our board of directors determined that each of Messrs. Duckworth, Chess, Puckett and Schulhof is independent for purposes of the Nasdaq Listing Rules and SEC rules and regulations as they apply to audit committee members. Our board of directors has determined that each of Messrs. Duckworth, Chess, Puckett and Schulhof meet the requirements for financial literacy and sophistication, and that Mr. Duckworth qualifies as an “audit committee financial expert,” under the applicable requirements of the Nasdaq Listing Rules and SEC rules and regulations. The composition of our audit committee complies with all applicable requirements in the Nasdaq Listing Rules and SEC rules and regulations.

The functions of the audit committee include:

•	selecting a firm to serve as the independent registered public accounting firm to audit our financial statements;
•	ensuring the independence of the independent registered public accounting firm;
•	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;
•	establishing procedures for employees to submit anonymously concerns about questionable accounting or audit matters;
•	considering the adequacy of our internal controls;
•	reviewing material related party transactions or those that require disclosure; and
•	approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

The audit committee held five meetings during the fiscal year ended December 31, 2014. Additional information regarding the audit committee is set forth in the Report of the Audit Committee elsewhere in this Proxy Statement.

Compensation Committee

The members of the compensation committee are Messrs. Puckett, Gibbs, Duckworth, and Kishore, each of whom is a non-employee member of our board of directors. Mr. Puckett serves as the chairperson of the compensation committee. Our board of directors has determined that each member of the compensation committee is independent for purposes of the Nasdaq Listing Rules, and is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act.

The functions of the compensation committee include:

•	reviewing and recommending to our board of directors the compensation of executive officers;
•	reviewing and recommending to our board of directors the compensation of our directors;
•	reviewing and recommending to our board of directors the terms of any compensatory agreements with our executive officers;
•	administering, reviewing and approving, or making recommendations to our board of directors with respect to, incentive compensation and equity plans; and
•	reviewing our overall compensation philosophy.

The compensation committee and board of directors believe that attracting, retaining and motivating our employees, and particularly the Company’s senior management team and key operating personnel, are essential to Glori Energy’s performance and enhancing stockholder value. The compensation committee will continue to administer and develop our compensation programs in a manner designed to achieve these objectives.

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The compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. The compensation committee reviews and approves corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and recommends the compensation of these officers based on such evaluations. The compensation committee also administers the issuance of stock options and other awards under our equity compensation plans.

On December 10, 2013, the compensation committee of Glori Energy Inc. before the Combination selected Meridian Compensation Partners (“Meridian”) to provide independent compensation consulting support. Meridian has provided market information on compensation trends and practices and makes compensation recommendations based on competitive data of a peer group of companies. Meridian is also available to perform special projects at the compensation committee’s request. Meridian provides analyses and recommendations that inform the compensation committee’s decisions, but does not decide or approve any compensation actions. As needed, the compensation committee also consults with Meridian on other compensation-related matters, which for fiscal year 2014 included a review of stock ownership guidelines for the Company’s executive officers and directors and assessing compensation of the board of directors after the completion of the Combination. The engagement of any compensation consultant rests exclusively with the compensation committee, which has sole authority to retain and terminate any compensation consultant or other advisor that it uses.

The compensation committee has assessed the independence of Meridian and concluded that no conflicts of interest exist that would prevent Meridian from providing independent and objective advice to the compensation committee.

The compensation committee held six meetings during the fiscal year ended December 31, 2014.

Nominating and Governance Committee

The members of the nominating and governance committee are Messrs. Kishore, Clarke, Puckett, Duckworth, and Hicks. Mr. Kishore serves as the chairperson of the nominating and governance committee. Our board of directors determined that each of Messrs. Kishore, Clarke, Puckett, Duckworth, and Hicks is independent for purposes of the Nasdaq Listing Rules and under applicable SEC rules and regulations. The composition of our nominating and governance committee complies with all applicable requirements in the Nasdaq Listing Rules and SEC rules and regulations and a majority of our nominating and governance committee members are independent directors. The functions of the nominating and governance committee include:

•	identifying and recommending candidates for membership on our board of directors;
•	reviewing and recommending our governance guidelines and policies;
•	overseeing the process of evaluating the performance of our board of directors; and
•	assisting our board of directors on corporate governance matters.

The nominating and governance committee held five meetings during the fiscal year ended December 31, 2014.

Director Nominations

Our nominating and governance committee is responsible for, among other things, assisting our board of directors in identifying qualified director nominees and recommending nominees for each annual meeting of stockholders. The nominating and governance committee’s goal is to assemble a board that brings to our Company a diversity of experience in areas that are relevant to our business and that complies with the Nasdaq Listing Rules and applicable SEC rules and regulations. While we do not have a formal diversity policy for board membership, the nominating and governance committee generally considers the diversity of nominees in terms of knowledge, experience, background, skills, expertise and other demographic factors. When considering nominees for election as directors, the nominating and governance committee reviews the needs of the board for various skills, background, experience and expected contributions and the qualification standards established from time to time by the nominating and governance committee. The nominating and governance committee believes that directors must also have an inquisitive and objective outlook and mature judgment. Director candidates must have sufficient time available in the judgment of the nominating and governance committee to perform all board and committee responsibilities. Members of the board of directors are expected to rigorously prepare for, attend and participate in all meetings of the board and applicable committee meetings.

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Other than the foregoing and the applicable rules regarding director qualification, there are no stated minimum criteria for director nominees. Under the Nasdaq Listing Rules, at least a majority of the members of the board must meet the definition of “independence” and at least one director must be a “financial expert” under the Exchange Act and the Nasdaq Listing Rules and applicable SEC rules and regulations. The nominating and governance committee also believes it appropriate for our Chief Executive Officer to participate as a member of the board of directors.

The nominating and governance committee will evaluate annually the current members of the board whose terms are expiring and who are willing to continue in service against the criteria set forth above in determining whether to recommend these directors for election. The nominating and governance committee will assess regularly the optimum size of the board and its committees and the needs of the board for various skills, background and business experience in determining if the board requires additional candidates for nomination.

Candidates for director nominations come to our attention from time to time through incumbent directors, management, stockholders or third parties. These candidates may be considered at meetings of the nominating and governance committee at any point during the year. Such candidates are to be evaluated against the criteria set forth above. If the nominating and governance committee believes at any time that it is desirable that the board consider additional candidates for nomination, the committee may poll directors and management for suggestions or conduct research to identify possible candidates and may engage, if the nominating and governance committee believes it is appropriate, a third-party search firm to assist in identifying qualified candidates.

Our bylaws permit stockholders to nominate directors for consideration at an annual meeting. The nominating and governance committee will consider director candidates validly recommended by stockholders. For more information regarding the requirements for stockholders to validly submit a nomination for director, see “Stockholders Proposals or Nominations to Be Presented at Next Annual Meeting” elsewhere in this Proxy Statement.

Communications with Directors

Stockholders and other interested parties may communicate with the board of directors by mail addressed as follows:

Board of Directors of Glori Energy Inc.

c/o Corporate Secretary

10350 Richmond Avenue, Suite 850

Houston, TX 77042

Please indicate on the envelope that the correspondence contains a stockholder communication. All directors have access to this correspondence. In accordance with instructions from the board, the Corporate Secretary logs and reviews all correspondence and transmits such communications to the full board or individual directors, as appropriate. Certain communications, such as business solicitations, job inquiries, junk mail, patently offensive material or communications that present security concerns may not be transmitted, as determined by the Corporate Secretary.

Director Attendance at Annual Meetings

We attempt to schedule our annual meeting of stockholders at a time and date to accommodate attendance by our board of directors taking into account the directors’ schedules. All directors are encouraged to attend our annual meeting of stockholders. We completed a merger and share exchange agreement with Infinity and certain of its affiliates in April 2014 and did not have an Annual Meeting of Stockholders in fiscal 2014.

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Committee Charters and Other Corporate Governance Materials

Our board of directors has also adopted a written charter for each of the audit committee, the compensation committee and the nominating and governance committee. Each charter is available on the investor relations section of our website at www.GloriEnergy.com.

We have adopted a Code of Ethics and Business Conduct (the “Code”), that applies to all of our employees, officers and directors. The Code is available on the investor relations section of our website at www.GloriEnergy.com. A printed copy of the Code may also be obtained by any stockholder free of charge upon request to the Corporate Secretary, Glori Energy Inc., 10350 Richmond Avenue, Suite 850, Houston, TX 77042. Any substantive amendment to or waiver of any provision of the Code may be made only by the board of directors, and will be disclosed on our website as well as via any other means then required by Nasdaq Listing Rules or applicable law.

Insider Trading Policy

Our Board of Directors has adopted an Insider Trading Policy which may be found through the Investor Relations page of our website at www.glorienergy.com. Directors, executive officers and employees may acquire confidential information from time to time through their employment or fiduciary relationship with Glori Energy. Our insider trading policy is intended to reinforce the principles behind the insider trading prohibition under U.S. law. Among other things, directors, executive officers and employees will be prohibited from executing any trade in securities of Glori Energy and any other company about which they acquire material non-public information in the course of their duties for Glori Energy.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines that address the composition of the board, criteria for board membership and other board governance matters. These Guidelines are available on the investor relations section of our website at www.GloriEnergy.com. A printed copy of the Guidelines may also be obtained by any stockholder free of charge upon request to the Corporate Secretary, Glori Energy Inc., 10350 Richmond Avenue, Suite 850, Houston, TX 77042.

Compensation Committee Interlocks and Insider Participation

During 2014, all members of the Compensation Committee were independent directors and no member is or was our employee and none of our executives served on a compensation committee (or equivalent) or a board of directors of another entity that had an executive serving on our Compensation Committee or Board.

ITEMS TO BE VOTED ON BY STOCKHOLDERS

PROPOSAL ONE:

ELECTION OF DIRECTORS

Nominees

We have a classified board of directors consisting of five Class A Directors and six Class B Directors.  At each annual meeting of stockholders, directors of a specified class are elected for a term of two years to succeed those directors whose terms expire at the annual meeting date. Subject to stockholder approval, our Board of Directors has approved an amendment to our Company’s Bylaws effective with the 2016 annual meeting of stockholders, which would eliminate the current class structure and two year terms for each board member. If the bylaw amendment is approved by stockholders, then the Class A Director term is expected to expire at the annual meeting of stockholders in 2016.

The term of the Class A Directors, Matthew Gibbs, James C. Musselman, Ganesh Kishore, Damon L. Rawie, and Jonathan Schulhof, will expire on the date of the 2015 annual meeting. Accordingly, five persons are to be elected to serve as Class A Directors of the board of directors at the Annual Meeting. The board’s nominees for election by the stockholders to those five positions are the five current Class A members of the board of directors, Matthew Gibbs, James C. Musselman, Ganesh Kishore, Damon L. Rawie and Jonathan Schulhof. If elected, each nominee will serve as a director until our 2017 annual meeting of stockholders or if Proposal 2, the proposed Bylaw amendment, is passed, until our 2016 annual meeting, and until their respective successors are elected and qualified, or their earlier death, resignation or removal. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate. The proxies cannot vote for more than five persons.

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The five nominees for Class A Director receiving the highest number of votes of shares of common stock will be elected as Class A Directors. A “Withhold” vote will have no effect on the vote.

We believe that each of our directors has demonstrated business acumen, ethical integrity and an ability to exercise sound judgment as well as a commitment of service to us and our board of directors. Each of the current directors was appointed to serve on Glori Energy’s board of directors in conjunction with the Combination and pursuant to the agreements effecting that Combination. There are no arrangements or understandings between Glori Energy and any person pursuant to which such person will be elected or nominated as a director.

Set forth below is certain information concerning the five nominees for election as director, each of whom has consented to serve, and the six directors whose terms of office do not expire in 2015.

Name	Age	Position	Director Since	Term Expires
Mark Chess	36	Independent Director	2014(1)	2016
John Clarke	62	Chairman of the Board	2011†	2016
Rocky Duckworth	64	Independent Director	2014	2016
Matthew Gibbs*	46	Independent Director	2009†	2015
Thomas O. Hicks	69	Independent Director	2014(2)	2016
Dr. Ganesh Kishore*	61	Independent Director	2009†	2015
James C. Musselman*	67	Independent Director	2014	2015
Stuart Page	52	President and Chief Executive Officer and Director	2007†	2016
Mark Puckett	63	Independent Director	2011†	2016
Damon L. Rawie*	46	Independent Director	2012†	2015
Jonathan Schulhof*	41	Independent Director	2005†	2015

*	Nominees for Election as Director for Terms Expiring at the Annual Meeting in 2017 or if the Bylaw amendment is passed, for a term expiring at the annual meeting in 2016
†	This date indicates the year in which this director began to serve on the board of directors of GETI (formerly known as Glori Energy Inc. and Glori Oil Limited). Each of these directors began to serve on the Company’s board upon the Combination.
(1)	Prior to the Combination, Mr. Chess served as a director of Infinity since its inception in 2011 and became a director of Glori Energy in connection with the Combination in April 2014.
(2)	Prior to the Combination, Mr. Hicks served as a director of Infinity since January 2014 and became a director of Glori Energy in connection with the Combination in April 2014.

Nominees for Election as Director for Terms Expiring at the Annual Meeting in 2017 or 2016 if the Proposed Bylaw amendment is passed

The nominees for Director, each of whom has consented to serve, if elected, are as follows. If elected, their term is expected to expire at the annual meeting of stockholders in 2017. However, if Proposal Two is approved, then their term is expected to expire at the annual meeting of stockholders in 2016.

Matthew Gibbs served as a member of GETI’s board of directors from October 2009 until the Combination and has served on Glori Energy’s board since the Combination in April 2014. Mr. Gibbs is a General Partner of Oxford Bioscience Partners. Mr. Gibbs has more than 20 years of investing experience in venture backed technology, energy and healthcare companies through Oxford. His tenure spans four Oxford funds totaling $950M under management. Mr. Gibbs joined Oxford Bioscience Partners in 1997 and became a General Partner in 2005. In addition to Glori, current and past investments include eSionic (energy storage company for lithium ion batteries) and Cambrios (electronic materials for touch panel displays), Zone Labs (security software) acquired by CheckPoint Software Technologies (NASDAQ: CHKP) for $290M, Stratagene (lifescience instruments and reagents) acquired by Agilent (NYSE: A) for $250M, and BioSource (lifescience reagents) acquired by Invitrogen (NASDAQ: IVGN) for $130M. Board positions include Director, Chairman of Compensation and Audit Committees, as well as a Member of Nominating and Risk Committees of 12 private companies. Prior to joining Oxford, Mr. Gibbs worked for the Venture Fund of Washington, a venture capital firm. In 1994, Mr. Gibbs worked for MedVest, Inc a venture capital syndicated fund by Oak Investment Partners and Johnson and Johnson Development Corp. Mr. Gibbs received his B.A. from the University of Colorado and completed Executive Programs at Harvard Business School. Mr. Gibbs brings extensive experience in business and the building of companies from early stage to commercial scale to Glori’s board of directors.

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James C. Musselman has served as a member of Glori’s board of directors since October 2014. Mr. Musselman founded Dallas-based Caelus Energy LLC in January 2011 and has extensive experience leading successful oil and gas ventures. Prior to establishing Caelus Energy, in 2003 Mr. Musselman was one of five founding partners of Kosmos Energy, and he was Chairman and Chief Executive Officer of the company until December 2010. Before leading Kosmos Energy, Mr. Musselman was President and Chief Executive Officer of Triton Energy, an independent international oil and gas exploration and production company, which was subsequently sold to Hess Corporation in 2001 for $3.2 billion. After the sale, Musselman served as a Senior Advisor to Hess Chairman and CEO John Hess. Previously, Mr. Musselman was Founder and Operator of JM Petroleum Corporation, a crude oil gathering and purchasing company with more than $1 billion in annual sales. He later sold the company to Wesray Capital Group. Following the sale of JM Petroleum Corporation, Mr. Musselman assembled an influential investor coalition that secured the first Class 1 horserace license in the Dallas/Fort Worth area. After the license award, Musselman led the design, construction and initial operation of the Lone Star Park racetrack facility in Grand Prairie, Texas. Musselman began his career practicing law at Strother, Davis, Musselman and Hill, with responsibility for oil and gas financing. He is a graduate of Duke University and the University of Texas School of Law. The Board selected Mr. Musselman to serve as a director because it believes he possesses an extraordinary record of success in the oil industry and can provide valuable counsel concerning the acquisition of oil properties for the Company.

Dr. Ganesh Kishore served as a member of GETI’s board of directors from October 2009 until the Combination and has served on Glori’s board of directors since the Combination in April 2014. Since April 2007, he has served as Chief Executive Officer of Malaysian Life Sciences Capital Fund Ltd., where he oversees fund management, investment portfolio management and governance of companies in which Malaysian Life Sciences Capital Fund Ltd. has made investments. Since January 2009, he has also served as President and Chief Executive Officer of K Life Sciences, LLC where he provides advisory services to life science businesses. Between April 2007 and December 2008, Dr. Kishore served as a Managing Director of Burrill & Company, where his responsibilities included fund management, fund raising and governance of companies in which Burrill & Company invested. Prior to joining Burrill &Company, Dr. Kishore served as Chief Biotechnology Officer at E. I. du Pont de Nemours and Company from March 2005 to April 2007, where he was responsible for overall biotechnology leadership for DuPont’s life science businesses. Dr. Kishore holds a Ph.D. in biochemistry from the Indian Institute of Science, an M.S. in biochemistry from the University of Mysore and a B.S. in physics and chemistry from the University of Mysore. Dr. Kishore serves on the board of directors of Gevo, Inc. and previously served on the board of Embrex, Inc. (January 2002 to January 2007). Dr. Kishore brings extensive knowledge of the biotechnology industry and experience in advising and managing early stage companies to Glori’s board of directors.

Damon L. Rawie served on GETI’s board of directors from January 2012 until the Combination and has served on Glori’s board of directors since the Combination in April 2014. Mr. Rawie is a managing director with Advantage Capital Partners (“ACP”), an investment firm that specializes in providing capital to companies based in areas underserved by traditional capital providers. Founded in 1992, ACP is a multi-stage investor that has raised over $1.9 billion in capital and makes investments in companies representing a wide variety of industries. Based in Austin and a member of the ACP team since 1999, Mr. Rawie is an active multi-stage investor for the firm. His investment experience covers a variety of industries including energy technology, business services, software and new media. Mr. Rawie serves as a member of the board of directors for a number of ACP’s portfolio companies and is also a board member of the Texas Coalition for Capital, a non-profit statewide organization that supports various economic development initiatives including job creation and access to capital for emerging businesses. Prior to joining ACP, Mr. Rawie worked in investment banking and operational consulting. Mr. Rawie was a Manager at China International Capital Corporation (“CICC”), a Morgan Stanley/China Construction Bank joint venture investment bank in Beijing. Before working with CICC, Mr. Rawie was a management consultant at PricewaterhouseCoopers and an investment banking analyst at J.P. Morgan Securities. Mr. Rawie holds an M.B.A. from the University of Chicago Graduate School of Business and a bachelor’s degree from Wesleyan University. Mr. Rawie brings extensive investment experience to Glori’s’s board of directors.

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Jonathan Schulhof served as a member of GETI’s board of directors from its inception in November 2005 until the Combination and was Chairman of GETI’s board of directors through January 1, 2012. Mr. Schulhof has served on Glori’s board of directors since the Combination in April 2014. Mr. Schulhof is a founder and managing partner of GTI Capital Group, a New York and India based firm formed in 2010 that specializes in private equity investments, as well as advisory services in the aerospace, healthcare, energy and media sectors. Mr. Schulhof maintains oversight over day to day operations of GTI Capital Group and has led the purchase and sale of several U.S. and Indian companies and has supervised the launch of several startup businesses. Prior to joining GTI Capital Group in 2010, Mr. Schulhof had been a managing partner of GTI Companies since 2002. Prior to joining GTI Companies, Mr. Schulhof was a Director of Business Development at Tellme Networks, Inc., where he developed company strategy and business plans, and executed strategic sales. Prior to joining Tellme Networks, Inc., Mr. Schulhof was a corporate associate at Schulte Roth & Zabel LLP, a law firm specializing in mergers and acquisitions, bankruptcy, securities, structured finance, and investment management services. Mr. Schulhof holds a B.A. from Dartmouth College and a J.D. from Stanford Law School, and is a member of the New York State Bar. Mr. Schulhof brings a wealth of knowledge in advising and managing early stage companies to Glori’s board of directors.

Directors Continuing in Office until the 2016 Annual Meeting of Stockholders

Mark Chess structured Infinity Cross Border Acquisition Corporation (Nasdaq: INXB) in 2012 and orchestrated the merger with GETI in April of 2014. Mr. Chess is a managing director of Infinity Equity. He was part of the founding team that established the FBR Infinity II Fund in 2001 and the world's first foreign currency fund in China in 2005 (Infinity-CSVC). Mr. Chess helped lead the strategy and development of the Infinity I-China fund in 2007. Mark manages Infinity's strategic relationships with institutions in the United States including the Infinity-NSF portfolio. Mr. Chess co-led investments and exits in Native Networks (Alcatel - NYSE: ALU), Identify Software (BMC Software) and Cosmocom (Enghouse Systems TSX: ESL). Since 2010, Mark has focused on investments in the sustainable agriculture and energy sector. He led Infinity's investments and board representation in Futuaragene (AIM: FGN -acquired by Suzano for $90m), Kaiima Bio-Agritech, and Glori Energy (Nasdaq: GLRI). Prior to Infinity, Mark was a director with Partners500, leading the company's international business development. Mark graduated with a degree in Business Honors from the University of Texas at Austin. Mr. Chess brings investment experience in technology companies to Glori’s board.

John U. Clarke served as a member of GETI’s board of directors from April 2011 until the Combination and has served on Glori’s board of directors since the Combination in April 2014. Mr. Clarke became the Chairman of Glori’s board of directors on January 1, 2012. Since May 2011, Mr. Clarke has been a Partner with Turnbridge Capital, LLC, a private equity investment firm focused on energy related investments. Mr. Clarke has served as President of Concept Capital Group, Inc., a financial and strategic consulting firm founded by him in 1995, since November 2009. From December 2004 until its sale in November 2009, Mr. Clarke served as Chairman and Chief Executive Officer of NATCO Group Inc., an oil services company. Previously, Mr. Clarke served as Managing Director of SCF Partners, a private equity investment firm, Executive Vice President and Chief Financial Officer of Dynegy, Inc., an energy trading company, Managing Director of Simmons & Co. International, an energy investment banking firm, and Executive Vice President and Chief Financial and Administrative Officer of Cabot Oil & Gas Corporation, an oil and gas exploration and production company and Senior Vice President and Chief Financial Officer of Transco Energy Company, an interstate pipeline company. Mr. Clarke holds an M.B.A. from Southern Methodist University and a B.A. in economics from the University of Texas at Austin. Mr. Clarke serves on the board of directors, audit committee, and Chairs the compensation and benefits committee of Penn Virginia Corporation. He also previously served on the Board of Directors of Tesco Corporation (August 2011 to September 2013), Harvest Natural Resources, Inc. (October 2000 to May 2008), The Houston Exploration Company (December 2003 to June 2007), NATCO Group Inc. (February 2000 to November 2009), as well as various private companies. Mr. Clarke brings a wealth of public company board experience and knowledge of the energy industry to Glori’s board of directors.

Rocky Duckworth has served as a member of Glori’s board of directors since August 2014. Rocky Duckworth retired from KPMG in 2010 after more than 38 years including more than 29 years as a partner. He joined KPMG in 1972 after graduation with honors from Oklahoma State University. He was also commissioned a 2nd lieutenant in the U.S. Army Reserve upon graduation from OSU. Mr. Duckworth became a KPMG partner in 1981, partner in-charge of the audit practice in Oklahoma City in 1984, and he was the Managing Partner of the Oklahoma City office from 1987 to 2000 when he relocated to the Houston office to serve global energy clients and as the energy industry leader of the audit practice. Since 2013, Mr. Duckworth has served as a member of the Board of Directors of Northern Tier Energy GP LLC, the general partner of Northern Tier Energy LP, a publicly-traded (NYSE:NTI), independent downstream energy company with refining, retail, and pipeline operations. He is a member of the audit committee of NTI and also chairs the conflicts committee. Since 2013, Mr. Duckworth has served on the Board of Directors of Magnum Hunter Resources Corporation, a publicly-traded (NYSE:MHR) independent oil and gas company engaged in the exploration for and the exploitation, acquisition, development, and production of crude oil, natural gas, and NGL’s in the U.S. Magnum Hunter is also engaged in the midstream and oilfield services operations in West Virginia, Ohio, and Texas. He has chaired the audit committee of Magnum Hunter since 2014. Mr. Duckworth is a member of the American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants. He was also a member of the working committee that wrote and edited the 2010 edition of the AICPA Audit and Accounting Guide, Entities with Oil and Gas Producing Activities. He received his BSc with honors in accounting from Oklahoma State University and holds his CPA license in Texas. He is also a member of the Texas State Board of Public Accountancy being appointed in 2011 by Texas Governor Rick Perry. He serves as a member of the Executive Committee, the Rules Committee, the Peer Review Committee, and chairs the Technical Standards Committee. The Board selected Mr. Duckworth to serve as a director because it believes he possesses valuable financial expertise and because of his experience as a director on several energy company boards.

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Thomas O. Hicks served as a member of Infinity’s board of directors from January 2014 until the Combination and has served on Glori’s board of directors since the Combination in April 2014. Mr. Hicks is founder, Chairman and Chief Executive Officer of Hicks Holdings LLC, HEP, the private equity firm led by Mr. Hicks, targets acquisitions, recapitalizations, buyouts, buy-and-builds, corporate divestitures and selected growth capital investments, typically investing $15-100 million per portfolio company, in companies with enterprise values between $40-400 million. Some of HEP’s investments to date include: Anvita Health; DirecPath; Drilling Tools International; Grupo Pilar; Just Brakes; Latrobe Specialty Steel; Ocular LCD, Inc.; and, through H-D Advanced Manufacturing, Inc, Overton Chicago Gear and Innovative Mechanical Solutions, or iMech. In 2007, Mr. Hicks founded and served as Chairman of HAC I, a $552 million Special Purpose Acquisition Company (SPAC), which in September 2009, completed a successful merger with Resolute Natural Resources to form Resolute Energy Corporation, which is listed on the NYSE under the ticker symbol REN. Sales of Major League Baseball’s Texas Rangers and the National Hockey League’s Dallas Stars, each formerly held by Mr. Hicks and his affiliates, were completed in 2010 and 2011, respectively, each through a court-supervised auction process under Chapter 11 of the U.S. Bankruptcy Code. Previously, Mr. Hicks co-founded, and was Chairman from 1989 through 2004 of HMTF, a nationally prominent private equity firm specializing in leveraged acquisitions. During Mr. Hicks’ tenure as Chairman, HMTF successfully raised over $12 billion of private equity funds and consummated over $50 billion of leveraged acquisitions. Mr. Hicks serves on the boards of directors of Carpenter Technology Corporation, Drilling Tools International, Just Brakes, Ocular LCD, the University of Southern California Marshall School of Business Dean’s Board of Advisors, the University Of Texas Southwestern Medical Foundation Board Of Trustees, and the University of Texas Chancellor’s Council. He recently served on the Board of Trustees for The Center for Strategic and International Studies. A former member of the University of Texas System Board of Regents, Mr. Hicks served as Chairman of the University of Texas Investment Management Company (UTIMCO), which manages the $20 billion University of Texas Permanent University Fund and Long Term Funds. Mr. Hicks graduated with an MBA from the University of Southern California in 1970 and a BBA from the University of Texas in 1969. He is also a past recipient of the University of Texas’ Distinguished Alumnus Award, and has served several years as a Distinguished Guest Lecturer at Stanford University’s Graduate School of Business. Mr. Hicks brings extensive management and investment experience to Glori’s board of directors.

Stuart Page served as GETI’s Chief Executive Officer and a director from March 2007 until the Combination and has served as CEO and director of Glori Energy since the Combination in April 2014. In June 2011, he assumed the additional title of President. Prior to joining GETI, Mr. Page was Vice President of IHS Energy, Inc., an information delivery services company, from February 2005 to March 2007 where he was responsible for the company’s mergers and acquisitions activity. A native of the U.K., Mr. Page is a member of the Society of Petroleum Engineers (SPE) and the Institute of Electrical and Electronics Engineers (IEEE). In 2014, he was named Acquisition International’s Oil & Gas Sector CEO of the Year. He holds a bachelor’s and master’s degree in engineering science from Oxford University, England, and an M.B.A. from Harvard Business School. Mr. Page brings an intimate knowledge of Glori’s business and its industry to its board.

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Mark Puckett served as a member of GETI’s board of directors from April 2011 until the Combination and has served on Glori’s board of directors since the Combination in April 2014. Mr. Puckett began his career at Chevron Corporation, a company engaging in petroleum, chemicals, mining, power generation, and energy operations worldwide, in 1973 and retired in May 2008. During his tenure at Chevron, Mr. Puckett held a variety of positions of increasing responsibility in Chevron’s upstream operations before ultimately retiring as the President of Chevron’s Energy Technology Company, where he was responsible for managing the company’s technology resources across all business segments. In addition, Mr. Puckett served on Chevron’s management committee from 1997 until his retirement and served on Chevron’s upstream and gas leadership team from 2001 until his retirement. Since his retirement, Mr. Puckett has been involved in private investments. He is a member of the Society of Petroleum Engineers and the Dean’s Advisory Council, College of Engineering at Texas A&M University. Mr. Puckett holds a bachelor’s degree in civil engineering from Texas A&M University. Mr. Puckett serves on the board of directors of Concho Resources Inc. Mr. Puckett brings extensive knowledge of the energy industry to Glori’s board of directors, including in the areas of primary, secondary and enhanced oil recovery.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF MATTHEW GIBBS, JAMES C. MUSSELMAN, GANESH KISHORE, DAMON L. RAWIE AND JONATHAN SCHULHOF AS CLASS A DIRECTORS OF GLORI ENERGY. PROXIES WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

PROPOSAL TWO:

AMENDMENT TO SECTION 2.2 OF GLORI ENERGY’S BYLAWS

Subject to stockholder approval, our Board of Directors has approved an amendment to our Company’s Bylaws effective with the 2016 annual meeting of stockholders, which would eliminate the current class structure and two year terms for each board member. This amendment results in an election of the entire board of directors annually beginning with the 2016 Annual Meeting of Stockholders. The Board believes that this change to our Board structure is advisable.

Current Bylaws

Section 2.2 of our Bylaws currently provides that the Board of Directors shall be divided into two classes, a Class A and a Class B. Each respective class has a two year term. The Class terms are currently staggered, with a class term expiring each year. This classification of the Board results in staggered elections, with each class of directors standing for election every second year.

Proposed Bylaw Change

The proposed Bylaw change eliminates the two classes of directors (Class A and Class B), and two year terms, and replaces it with a single class of directors who are elected annually.

Timing of Proposed Bylaw Change and Effect on this Election

The proposed bylaw change is effective at the 2016 Annual Meeting of Stockholders. The effect of this proposed Bylaws change is that at the 2016 annual meeting of stockholders the entire board would be up for election by the stockholders with their successors to be elected at the next annual stockholders meeting. The proposed change would affect this year’s Class A board nominees, as described below, in that the Class A board nominees currently are elected to two year terms. However, the proposed Bylaw change would require that the Class A board nominees, if elected, would only serve one year of the original Class A two year term and would need to be re-elected in 2016.

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The table below summarizes the implementation of the changes to our Board pursuant to the proposed amendment to our Bylaws:

Year of Election	Length of Term for Directors Then Elected	Year Term Would Expire
2015	Class A: Two Year (1)	2017 (1)
2016	All Directors Elected Annually	2017

(1) If the bylaw amendment is approved, then the Class A Director term will expire at the annual meeting of stockholders in 2016.

Reasons for Amendment

Our Board of Directors and Nominating and Governance Committee regularly review our corporate governance policies and practices. In determining to adopt this proposal, the Board and the Nominating and Governance Committee evaluated the advantages and disadvantages of maintaining a classified board structure, and determined that implementing annual elections of directors would be in the best interests of our Company and our stockholders.

In particular, the Board and the Nominating and Governance Committee considered growing investor sentiment in favor of annual elections and believes that the Board would continue to be effective in protecting stockholder interests under an annual election system. The Board recognizes that many investors believe that the election of directors is the primary means for stockholders to influence corporate governance policies and hold management accountable for implementing those policies. The Board also considered the benefits of classified boards, which foster stability and continuity on the Board, provide non-management directors with a longer term of office that enhances their independence from management, and provide a measure of protection against hostile acquisitions and proxy contests that may not be in the best interests of our stockholders. While these are important benefits, the Board has considered the matter, adopted resolutions setting forth the proposed amendment to the Bylaws, declared such amendment advisable and unanimously recommends that stockholders approve the proposed amendment.

Effect of Stockholder Vote

The description of the proposed amendment to Section 2.2 to our Bylaws is a summary and is qualified by and subject to the full text of the proposed amendment, which is attached to this proxy statement as Appendix A. Proposed additions to our Bylaws are indicated by underline, and proposed deletions are indicated by strike-through. If the proposal to amend Section 2.2 of our Bylaws is approved by our stockholders, the Board will amend and restate Section 2.2 of our Bylaws to reflect the revisions set forth in Appendix A, and the resulting Amended and Restated Section 2.2 of the Bylaws will be publicly filed shortly after the 2015 annual meeting. If the proposed amendment is not approved by our stockholders, our Board will remain with the two class structure and two year annual terms.

Vote Required

The Board approved the amendment to Section 2.2 of the Bylaws as described above. Pursuant to Article IX of our Bylaws, the affirmative vote of the holders of at least 66 2/3% of the total voting power of the voting stock is required to approve this amendment to and restatement of Section 2.2. to our Bylaws. Abstentions and broker non-votes will have the same effect as votes against this Proposal Two.

Recommendation of the Board

THE BOARD OF DIRECTORS CONSIDERS APPROVAL OF THE AMENDMENT TO BE IN THE BEST INTERESTS OF OUR COMPANY AND OUR STOCKHOLDERS AND RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT.

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PROPOSAL THREE:

APPROVAL OF RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has ratified and approved Grant Thornton LLP as the independent registered public accounting firm, to audit the consolidated financial statements of Glori Energy for the fiscal year ended December 31, 2015, and to perform other appropriate audit and non-audit services and is requesting ratification of such appointment by the stockholders.  In the event that the stockholders do not ratify the appointment of Grant Thornton LLP, the adverse vote will be considered as a direction to the Board to select another accounting firm for the next fiscal year.  However, because of the difficulty and expense of making any substitution of accounting firm after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ended December 31, 2015 will be permitted to stand, unless the Board finds other reasons for making a change.  It is understood that even if the selection of Grant Thornton LLP is ratified, the Board, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of Glori Energy and its stockholders.

Representatives of Grant Thornton LLP will be present at the Annual Meeting and will be available to respond to appropriate questions.  Grant Thornton LLP will have the opportunity to make a statement at the Annual Meeting if they desire to do so. This proposal will be approved if it receives the affirmative vote of holders of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this Proposal Three as neither are considered votes cast.

Recommendation of the Board

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS GLORI ENERGY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2015.

Audit Fees

The Audit Committee has appointed Grant Thornton LLP as Glori Energy’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  Grant Thornton LLP served as Glori Energy’s independent registered public accounting firm for the audit of the Company’s financial statements for the fiscal years ended December 31, 2014, and December 31, 2013, and reviews of the Company’s financial statements included in its Quarterly Reports on Form 10-Q for those fiscal years. Information about their fees and services in those fiscal years is provided below.

The following table shows the fees paid or accrued by Glori Energy for the audit and other services provided by Grant Thornton for fiscal year 2014 and 2013.

	2014	2013

Audit Fees	$530,747	$133,477
Audit-Related Fees	64,198	-
Tax Fees	55,076	40,000
All Other Fees
Total	$650,021	$173,477

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As defined by the SEC, (i) “audit fees” are fees for professional services rendered by the Company’s principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by the Company’s principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by the Company’s principal accountant for tax compliance, tax advice, and tax planning; and (iv) ”all other fees” are fees for products and services provided by the Company’s principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Policy on Audit Committee Pre-approval of Audit and Non-audit Services Performed by Independent Registered Public Accounting Firm

Under applicable SEC rules, except for the ability to designate a portion of this responsibility as described below, the full Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the registered public accounting firm’s independence from Glori Energy.  The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.  The SEC’s rules specify the types of non-audit services that an independent registered public accounting firm may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee pre-approve, when necessary, all audit services and permitted non-audit services provided by the independent registered public accounting firm to Glori Energy or any of its subsidiaries. Accordingly, all such services, if any, were approved by the Audit Committee.

Report of the Audit Committee

The audit committee currently consists of four directors.  Messrs. Duckworth, Chess, Puckett and Schulhof are each, in the judgment of the board of directors, an independent director.  The audit committee acts pursuant to a written charter that has been adopted by the board of directors.  A copy of the charter is available on the investor relations section of Glori Energy’s website at www.glorienergy.com.

The audit committee oversees Glori Energy’s financial reporting process on behalf of the board of directors.  The audit committee is responsible for retaining Glori Energy’s independent registered public accounting firm, evaluating its independence, qualifications and performance, and approving in advance the engagement of the independent registered public accounting firm for all audit and non-audit services.  The audit committee’s specific responsibilities are set forth in its charter.  The audit committee reviews its charter at least annually.

Management has the primary responsibility for the financial statements and the financial reporting process, including internal control systems, and procedures designed to ensure compliance with applicable laws and regulations.  Glori Energy’s independent registered public accounting firm, Grant Thornton, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

The audit committee has reviewed and discussed with management the Company’s audited financial statements.  The audit committee has also discussed with Grant Thornton LLP all matters that the independent registered public accounting firm was required to communicate and discuss with the audit committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Rules on Auditing Standards No. 16, Communication with Audit Committees, as amended.  In addition, the audit committee has met with the independent registered public accounting firm, with and without management present, to discuss the overall scope of the independent registered public accounting firm’s audit, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of Glori Energy’s financial reporting.

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The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions referred to above, the audit committee recommended to Glori Energy’s board of directors that the Company’s audited financial statements be included in Glori Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Audit Committee of the Board of Directors,

Rocky Duckworth, Chairman

Mark Chess

Mark Puckett

Jonathan Schulhof

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table

The following table sets forth information regarding the compensation awarded to, earned by, or paid to the principal executive officer and the two other most highly compensated executive officers of the Company during the year ended December 31, 2014. Throughout this proxy statement, these three officers are referred to as our “named executive officers.” As an emerging growth company (as such term is defined in the Jumpstart Our Business Startups Act) we have opted to comply with the executive compensation disclosure rules in Item 402 of Regulation S-K applicable to “smaller reporting companies” (as such term is defined in Item 10(f) of Regulation S-K), which require compensation disclosure for our principal executive officer and the two most highly compensated executive officers other than our principal executive officer.

The compensation reported in the Summary Compensation Table below is not necessarily indicative of how we will compensate our named executive officers in the future. We will continue to review, evaluate and modify our compensation framework to maintain a competitive total compensation package. As such, and as a result of our becoming a publicly-traded company, the compensation program could vary from our historical practices.

Summary Compensation Table

As of December 31, 2014, the following table sets forth information regarding compensation earned during the last two fiscal years by the Named Executive Officers.

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Summary Compensation Table for the Years Ended December 31, 2014 and 2013

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Bonus($)	All Other Compensation ($) (2)(3)	Total ($)
Stuart Page	2014	$374,259	$-	$120,000	$10,486	$504,745
Chief Executive Officer	2013	$309,000	$108,536	$23,175	$7,458	$448,169

Victor M. Perez	2014	$254,063	$-	$75,000	$15,280	$344,343
Chief Financial Officer	2013	$236,900	$50,387	$17,360	$4,104	$308,751

William M. Bierhaus III	2014	$243,175	$-	$45,943	$132,065	$421,183
Former Senior Vice President of Business Development	2013	$226,000	$7,529	$-	$212,629	$446,158

(1) No stock awards were received by any named executive officer in 2013 or 2014. Amounts in this column represent the aggregate grant date fair value of stock awards and option awards calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation, or FASB ASC Topic 718. For additional information about the assumptions used in these calculations, see Note 14. Stock-Based Compensation to Glori Energy’s audited consolidated financial statements included in Glori Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.
(2) Represents medical, dental, life and disability insurance benefits, and 401k matching amounts.
(3) Includes sales commissions paid to Mr. Bierhaus in 2013 and 2014 in the amounts of $193,939 and $111,062, respectively. Mr. Bierhaus resigned his role as Senior Vice President of Business Development of Glori Energy effective January 1, 2015.

Executive Officers

The following table sets forth information regarding our executive officers as of March 31, 2015, except Mr. Page, whose biography is listed above.

Name	Age	Position

Stuart Page	52	President and Chief Executive Officer and Director
Victor M. Perez	62	Chief Financial Officer
Dr. Michael Pavia	59	Chief Technology Officer
Thomas Holland	64	Senior Vice President, Acquisitions & Production
Kenneth Nimitz	46	Senior Vice President, Operations

Victor M. Perez served as GETI’s Chief Financial Officer from August 2011 until the Combination and has served as Glori’s Chief Financial Officer since the Combination in April 2014. Prior to joining Glori, Mr. Perez was Chief Financial Officer of Allis-Chalmers Energy Inc., an oilfield services company, from August 2004 to July 2011. From July 2003 to July 2004, Mr. Perez was a private consultant engaged in corporate and international finance advisory. From February 1995 to June 2003, Mr. Perez was Vice President and Chief Financial Officer of Trico Marine Services, Inc., a marine transportation company serving the offshore energy industry. Mr. Perez was Vice President of Corporate Finance with Offshore Pipelines, Inc., an oilfield marine construction company, from October 1990 to January 1995. Mr. Perez also has 15 years of international and energy banking experience. Mr. Perez has an M.B.A, from University of Texas at Arlington and a bachelor’s degree in economics from Virginia Tech.

Dr. Michael Pavia served as GETI’s Chief Technology Officer from May 2013 until the Combination and has served as Glori’s Chief Technology Officer since the Combination in April 2014. Prior to joining Glori, Dr. Pavia was Entrepreneur-in-Residence with the venture capital firm Oxford Bioscience Partners from 2002 to 2010. Before joining Oxford, Dr. Pavia was Chief Technology Officer at Millennium Pharmaceuticals, where his major focus was to improve the productivity of the drug discovery and development process through the appropriate use of new technologies. Dr. Pavia has over 20 years of experience in pharmaceutical research and discovery. He was formerly Vice President-Cambridge Research at Sphinx Pharmaceuticals, a division of Eli Lilly & Co., focusing on the development of combinatorial chemistry technologies. Prior to Sphinx, Dr. Pavia held senior scientific positions in the Department of Chemistry at the Parke-Davis Pharmaceutical Research Division of Warner-Lambert with a focus on drugs of the central nervous system. He serves on the boards of Azevan Pharmaceuticals Inc., and Selventa, Inc. Dr. Pavia holds a bachelor’s degree in chemistry from Lehigh University and a doctorate in organic chemistry from the University of Pennsylvania.

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Thomas Holland served as GETI’s Senior Vice President of Acquisitions and Production from December 2013 until the Combination and served in those same roles for Glori after the Combination in April 2014. Prior to joining Glori, Mr. Holland was involved in two E&P startup companies following a 25-year career with ARCO (1975 to 2000). At ARCO, Mr. Holland held a number of responsible positions in the company’s Land organization including U.S. Land Operations Manager. In 1990 he was named Vice President, Commercial for ARCO Permian, responsible for Land, Acquisitions & Divestitures, Crude Oil Marketing and Regulatory & Compliance for the Western U.S. He oversaw the divestiture of over $600 million of low-performing assets, and led or played a key role in the IPO of Vastar, early stage work on the successful acquisition of Union Texas Petroleum, and several company-level acquisition evaluations. He also led the acquisition of the company’s significant position in the Sprayberry/Wolfcamp play in the Permian Basin. After BP’s acquisition of ARCO in 2000, Mr. Holland, along with other members of the ARCO Permian management team, formed Westwin Energy, LLC, raising private equity capital to acquire and exploit oil in the Permian Basin. The team built the company to about 2,000 barrels of oil production per day before the company was sold in 2004. In 2005, he formed Petrus Exploration to focus on using 3D seismic to generate and sell prospects along the Gulf Coast of Texas and Louisiana. The company’s production was sold to an independent oil company in 2011. Mr. Holland holds a BBA (Petroleum Land Management) from the University of Oklahoma and completed the Seminar for Senior Executives in the Oil & Gas Industry from Southern Methodist University.

Kenneth E. Nimitz served as GETI’s Senior Vice President of Operations from January 2012 until the Combination and served in this same role for Glori after the Combination in April 2014. Prior to joining Glori, Mr. Nimitz served as a Regional Vice President Americas at Neptune Marine Services Limited, a provider of engineered solutions to the oil and gas, marine and renewable energy industries that is traded on the Australian Securities Exchange, from May 2009 to January 2012. Prior to that, Mr. Nimitz spent 18 years with Schlumberger Limited, a supplier of technology, integrated project management and information solutions to the oil and gas industry, where he held various operational, engineering and management positions, including his most recent Schlumberger position as GeoMarket Operations Manager. Mr. Nimitz holds a bachelor’s of science degree in mechanical engineering from the Massachusetts Institute of Technology and a M.B.A. from Duke University’s Fuqua School of Business.

Employment Agreements

During 2014, the Company was party to employment agreements with its named executive officers, Stuart Page, Victor M. Perez and William M. Bierhaus III, each of which provide for various indemnity obligations by the Company. The Employment Agreements are incorporated by reference on the Company's Form 8-K filed with the Securities and Exchange Commission as Exhibits 10.2, 10.3 and 10.4, respectively, to the Company’s Current Report on Form 8-K/A dated May 2, 2014. Mr. Bierhaus resigned his role as Senior Vice President of Business Development of Glori Energy effective January 1, 2015.

Under their respective employment agreements, Messrs. Page and Perez have an initial base salary set at $400,000 and $260,000, respectively. These initial base salaries are subject to increase from time to time. Each employment agreement also provides for periodic equity grants under the terms of our long-term incentive plan.

Under the employment agreements, Messrs. Page and Perez may each participate in our annual bonus program, and their target bonus potential for an annual bonus period may not be less than 50% and 45%, of their annual base salary, respectively. Mr. Page is eligible for equity grants ranging from zero to 200% of his annual base salary and Mr. Perez is eligible for equity grants ranging from zero to 100% of his annual base salary.

If we terminate Mr. Page’s employment without “cause” or he terminates his employment with us for “good reason”, he is entitled to payment of a cash severance amount equal to one year of his annual base salary, which is $400,000, paid ratably on regular payroll dates during the twelve months immediately following the termination, and an amount equal to the executive’s bonuses and other incentive compensation for past periods that have not yet been paid and are contingent on continued employment.

If we terminate the employment of Mr. Perez without “cause” or Mr. Perez terminates his employment with us for “good reason”, that executive is entitled to payment of a cash severance amount equal to six months of his annual base salary, which is $260,000, paid ratably on regular payroll dates during the six months immediately following the termination, and an amount equal to the executive’s bonuses and other incentive compensation for past periods that have not yet been paid and are contingent on continued employment.

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The termination provisions described below are identical in each of Messrs. Page and Perez’s employment agreements:

Under each agreement, if we terminate that executive’s employment without “cause” or the executive terminates his employment with us for “good reason”, he is entitled to (i) continued base salary payments as discussed above, and (ii) reimbursement for continued medical benefits for twelve months. If we terminate the executive’s employment for “cause” or if the executive terminates his employment with us without “good reason”, he will not be entitled to receive any payment from us other than the portion of his base salary that is earned but unpaid.

For this purpose, “cause” is defined as: (A) the executive’s plea of guilty or nolo contendere to, or conviction of a felony or a misdemeanor involving moral turpitude; (B) any act of fraud or dishonesty with respect to any aspect of the business of the Company, its subsidiaries or a parent company (collectively, the “Company Group”), including, but not limited to, falsification of any Company Group records; (C) any intentional and continued failure to perform his duties that is materially injurious to the Company Group, unless due to illness or disability or his good faith efforts to comply with applicable law; (D) intentional engagement in misconduct that is materially injurious to the Company Group (monetarily or otherwise); (E) breach of confidentiality, non-compete, or non-solicitation provisions described in his employment agreement; (F) commencement of employment with an unrelated employer without our consent; (G) material violation of any applicable written harassment and/or non-discrimination policies; (H) material violation of any applicable written Company Group policies of which the executive has been apprised that is materially injurious to the Company Group (monetarily or otherwise); (I) gross negligence in the performance of his duties that is materially injurious to the Company Group (monetarily or otherwise). Except in the case of a plea of guilty or nolo contendere to, or conviction of a felony or a misdemeanor involving moral turpitude, the executive shall not be deemed to have been terminated for cause unless the determination of whether cause exists is made by a resolution finding that, in the good faith opinion of our board of directors, the executive is guilty of conduct constituting cause and specifying the particulars thereof in detail. The resolution must be duly adopted by the affirmative vote of not less than two-thirds of the entire membership of our board of directors, excluding the executive, at a meeting of our board of directors called for the purpose of considering such termination. The executive must be given reasonable notice and an opportunity, together with his counsel, to be heard before our board of directors and, if reasonably possible, to cure the breach that is the alleged basis for cause.

For this purpose, “good reason” is defined as: (A) a material adverse reduction or diminution in the executive’s position, authority, duties or responsibilities, but not a change in reporting relationships; (B) a material reduction in his base salary; (C) any intentional material diminution of his annual bonus opportunities, periodic long-term incentive awards or benefits that he is eligible to earn (regardless of amounts actually earned or paid); (D) the relocation of our principal executive offices by more than 50 miles from where such offices are located as of April 14, 2014, or the executive being based at any office other than our principal executive offices, except for travel reasonably required in the performance of his duties and reasonably consistent with his travel prior to April 14, 2014; (E) our material breach of his employment agreement; or (F) the failure of any successor of ours to assume the executive’s employment agreement. The executive shall provide written notice of any such reduction, failure, change or breach upon which he intends to rely as the basis for a “good reason” resignation within 45 days of the occurrence of such reduction, failure, change or breach. We shall have 45 days following the receipt of such notice to remedy the condition constituting such reduction, change or breach and, if so remedied, any termination of the executive’s employment hereunder on the basis of the circumstances described in such notice shall not be considered a “good reason” resignation.

If Messrs. Page or Perez’s employment is terminated for any reason, the terminated executive is subject to: ongoing confidentiality and non-disclosure obligations; restrictive covenants of non-solicitation of employees for a period of two years from his termination date and non-solicitation of customers for a period of one year from his termination date; and restrictive covenants of non-competition for a period of one year from his termination date.

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Potential Payments upon Termination or Change in Control

Our employment agreements with our named executive officers provide for certain payments to be made in connection with their termination of employment in certain circumstances. Upon a change in control, as defined in the employment agreement (subject to any restrictions in certain agreements noted in the employment agreements), 50% of executive’s then-unvested restricted shares of stock of Glori Energy will accelerate and vest in full and 50% of the executive’s then-unvested options for purchase of shares of stock of Glori Energy will accelerate, vest in full and become fully exercisable. The remainder of the executive’s (i) restricted shares of stock of Glori Energy, (ii) options for purchase of shares of stock of Glori Energy, and (iii) all replacement grants (which are incentive grants in an acquiring company with similar value and terms to the then-remaining unvested shares of restricted stock and unvested and options for purchase of shares of stock of Glori Energy), if applicable, will accelerate and immediately vest in full:

•	If the employment agreement of the executive is not assumed by the acquiring company, and executive’s employment is not continued by the acquiring company, and the then-remaining unvested shares of restricted stock and unvested and options for purchase of shares of stock of Glori Energy are not replaced with incentive grants with similar value and terms in the acquiring company (“Replacement Grants”), or
•	If Executive is terminated without Cause or resigns for Good Reason within 12 months of such Change in Control.

Director Compensation

Glori Energy compensates its directors who are both independent and are not affiliated with an entity that is a principal stockholder or who serve as committee chairs. Accordingly, Glori Energy compensates only Messrs. Clarke, Puckett, Kishore, Musselman, and Duckworth. Each of these directors annually receives the equivalent of $75,000 in the form of restricted stock awards with a vesting period of one year, which amounts may be prorated based on the time the individual director joined the Company’s board of directors. In 2014, no restricted stock awards were granted for director compensation, but the above mentioned directors received a quarterly fee, as disclosed below. In addition to the grants of restricted stock, the above mentioned directors will also receive quarterly fees for their service in 2015 in the following amounts: Mr. Clarke will receive $16,250 per quarter, Mr. Puckett will receive $15,000 per quarter, Mr. Kishore will receive $14,375 per quarter, Mr. Musselman will receive $12,500 per quarter, and Mr. Duckworth will receive $16,250 per quarter. All directors were entitled to reimbursement for reasonable travel and other business expenses incurred in connection with attending meetings of the board of directors or committees of the board of directors.

The following table sets forth the total cash and equity compensation paid to Glori Energy’s non-employee directors for their service on the Glori Energy board of directors and committees of the Glori Energy board of directors during fiscal 2014:

Director Compensation for the Year Ended December 31, 2014

Name	Fees earned or paid in cash ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Total ($)

John U. Clarke	$65,000	--	--	$65,000
Rocky L. Duckworth*	21,168	--	--	21,168
Ganesh Kishore	43,125	--	--	43,125
James C. Musselman*	10,598	--	--	10,598
Mark Puckett	57,500	--	--	57,500

*	Messrs. Duckworth and Musselman joined Glori Energy’s board during the 2014 fiscal year and did not serve on the board of directors for the entire year. Mr. Duckworth was appointed to the board of directors on August 13, 2014. Mr. Musselman was appointed to the board of directors on November 17, 2014.
(1)	In 2014, Glori Energy’s non-employee directors were not awarded any equity based compensation.

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EQUITY COMPENSATION PLAN INFORMATION

Glori Energy Inc. 2014 Long Term Incentive Plan

On December 5, 2014, our stockholders approved of the adoption of the Glori Energy Inc. 2014 Long Term Incentive Plan authorizing the issuance under the 2014 LTIP of up to 2,000,000 shares of our common stock. The board approved 2014 Long Term Incentive Plan (the "2014 LTIP") on August 13, 2014. The 2014 LTIP enhances the ability of Glori Energy and its subsidiaries to attract and retain officers, employees, directors and consultants of outstanding ability and to provide selected participants with an interest in Glori Energy parallel to that of our stockholders.

The 2014 LTIP is a broad-based incentive plan that provides for the granting of awards to our employees, our non-employee directors, and consultants in the future. The 2014 LTIP contains key features, including:

•	2,000,000 shares of our common stock reserved for issuance under the 2014 LTIP;
•	for any type of award granted under the 2014 LTIP, shares will be counted against the plan share limit as one share for every one share issued under the award; and
•	provisions relating to recoupment of compensation awarded to executives in the event we are required to prepare certain accounting restatements and pursuant to any of our policies established (now or in the future) in compliance with SEC rules regarding Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

The 2014 LTIP is intended to enable us to provide a means to continue to attract able directors, employees, and consultants and to encourage successful administration and management by those individuals whose present and potential contributions are of importance through our common stock ownership, thereby strengthening their concern for our welfare. A further purpose of the 2014 LTIP is to provide such individuals with additional incentive and reward opportunities designed to enhance our profitable growth and thereby maximize stockholder value. Accordingly, the 2014 LTIP provides for the following types of grants (collectively referred to as “Awards”):

•	discretionary grants to our (or our affiliates, as defined in the 2014 LTIP) employees, consultants and directors of (a) stock options that do not constitute Incentive Stock Options (“Nonqualified Stock Options”), (b) stock appreciation rights (“Stock Appreciation Rights” or “SARs”), (c) shares of our common stock that are subject to restrictions on disposition and forfeiture to us under certain circumstances (“Restricted Stock Awards”), (d) restricted stock unit awards payable in cash or in shares of our common stock (“RSU Awards”), (e) shares of our common stock that may be earned based on the achievement of specified performance goals (“Performance Share Awards”), or (f) performance unit awards payable in cash or in shares of our common stock, or a combination thereof, that may be earned based upon the achievement of specified performance goals (“Performance Unit Awards”); and
•	discretionary grants to our employees or the employees of our subsidiaries of stock options that constitute incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (“Code”) (“Incentive Stock Options”).

As of March 31, 2015, there were a total of 2,000,000 shares authorized under the 2014 LTIP, of which 1,005,464 were outstanding including 318,234 unvested stock options, and 687,230 unvested shares of restricted stock.

2006 Stock Option and Grant Plan

The Glori Oil Limited Amended and Restated 2006 Stock Option and Grant Plan (“2006 Plan”) was adopted, and subsequently amended, in connection with the closing of the merger with Infinity. We amended the 2006 Plan such that there will be no new awards made thereunder. No awards have been issued under the 2006 Plan other than options to purchase our common stock and restricted stock.

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As of March 31, 2015, there were a total of 2,581,190 shares authorized under the 2006 Plan, of which 2,092,232 were outstanding including 159,305 of unvested stock options. Pursuant to the terms of the merger with Infinity, no further equity instruments may be granted under the 2006 Plan.

Outstanding Equity Awards at 2014 Fiscal Year-End

The following table shows the number of shares of our common stock covered by stock options and restricted stock units held by our named executive officers as of December 31, 2014.

	Option Awards for the Year Ended December 31, 2014
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)*	Option Expiration Date

Mr. Page	3/27/2007	(1)	99,944		$1.18	3/1/2017
	10/15/2009	(2)	352,661		$0.226	10/15/2019
	10/15/2010	(3)	229,273		$0.226	10/15/2020
	12/26/2011	(4)	17,991		$1.16	12/26/2021
	6/4/2013	(4)	113,258		$1.16	6/4/2023
	12/16/2013	(4)	59,935		$1.16	12/16/2023

Mr. Perez	12/26/2011	(5)	112,522	25,409	$1.16	8/22/2021
	12/26/2011	(4)	2,475		$1.16	12/26/2021
	6/4/2013	(4)	48,261		$1.16	6/4/2023
	12/16/2013	(4)	31,801		$1.16	12/16/2023

Mr. Bierhaus(7)	4/1/2010	(6)	116,563		$0.226	4/1/2020
	12/26/2011	(4)	6,593		$1.16	12/26/2021
	6/4/2013	(4)	12,368		$1.16	6/4/2023

* As a result of the Combination, consummated on April 14, 2014, the issued and outstanding stock options were assumed by us and substituted as stock options to purchase our common stock, at a conversion ratio of 2.9 pre merged entity stock options to 1 post merged entity stock option. The exercise price of these stock options also increased by the same factor of 2.9. The numbers and dollar figures shown in this table are as of December 31, 2014 but show converted amounts. Generally, these shares are subject to certain lock-up restrictions until one year after the Combination.

(1) The options vested 2,776 on the last day of each of the first 35 calendar months, and 2,784 on the last day of the 36th calendar month.

(2) These options vest over a three year period with 1/36th of the shares vesting on the last day of each of the 36 calendar months after the grant date.

(3) These options vest over a three year period with 1/36th of the shares vesting on the last day of each of the 36 calendar months after the grant date.

(4) The options vested immediately upon grant.

(5) The options vested 25% on August 22, 2012, with the remainder vesting ratably at month end for 36 months.

(6) 25% of the options vested one year from the award date with the remainder vesting ratably at month end for 36 months.

(7) Mr. Bierhaus resigned his role as Senior Vice President of Business Development of Glori Energy effective January 1, 2015.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Prior to the closing of the Combination, certain of Infinity’s directors and officers had financial or other interests in the Combination that were different from, or in addition to, the interests of its shareholders, including:

•	If the proposed Combination was not completed by the April 25, 2014 (the “Combination Deadline”), Infinity would have been required to liquidate. In such event, the 1,437,500 Founder Shares (meaning those shares of Infinity held by Infinity I-China Fund (Cayman), L.P., Infinity I-China Fund (Israel), L.P., Infinity I-China Fund (Israel 2), L.P. and Infinity I-China Fund (Israel 3), L.P., (collectively the “Infinity Funds”) and HH Energy Group, LP (collectively, with the Infinity Funds, the “Sponsors”), and the Infinity shares held by Infinity’s officers and directors that were issued prior to the initial public offering of Infinity) and the 4,381,818 Infinity warrants collectively owned by the Infinity Funds would have expired worthless. The warrants were warrants to purchase an aggregate of 4,381,818 Infinity shares, each exercisable for one Infinity share at $7.00 per share, issued to the Sponsors (or their permitted transferees) in private placements that occurred simultaneous with the consummation of Infinity’s initial public offering, and warrants of Glori Acquisition Corp. after the Combination (collectively, the “Sponsors Warrants”). Such Founder Shares had an aggregate market value of $11.5 million based on the closing price of the Ordinary Shares of $8.00 on Nasdaq as of April 7, 2014. Such Sponsors Warrants had an aggregate market value of approximately $3.2 million based on the closing price of the Infinity warrants of $0.72 on Nasdaq as of April 7, 2014. The Sponsors, officers and directors who were initially issued the Founder Share and their permitted transferees (the “Initial Shareholders”) purchased the 1,437,500 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.022 per share, and the 4,381,818 Sponsors Warrants for an aggregate purchase price of approximately $2.2 million, or $0.50 per Sponsors Warrant.

•	Unless Infinity consummated the Combination, its officers, directors and Sponsors would not have received reimbursement for any out-of-pocket expenses incurred by them. As of the date of the Prospectus associated with the Registration Statement on Form S-4 dated April 9, 2014 (the “Final Prospectus”), Infinity’s officers, directors and Sponsors were entitled to $75,000 in reimbursable expenses. As a result, the financial interest of Infinity’s officers, directors and Sponsors or their affiliates could have influenced its officers’ and directors’ motivation in pursuing GETI as a target and therefore there may have been a conflict of interest when the directors and officers determined that the Combination was in Infinity shareholders’ best interests.

•	As of the date of the Final Prospectus, the Sponsors had made loans to Infinity in the aggregate amount of $500,000. In the event of liquidation, Infinity would not have been able to repay the loans to its Sponsors.

•	Infinity’s Sponsors had agreed that, if Infinity liquidated prior to the consummation of a business combination, they would be liable to ensure that the proceeds in Infinity’s trust account were not reduced below $8.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by Infinity for services rendered or contracted for or products sold to it, subject to certain limitations.

•	Upon the completion of the Combination with GETI, Mark Chess and Thomas O. Hicks, affiliates of Infinity, were entitled to and are now serving as directors of the Company.

•	Upon the completion of the Combination, Infinity’s officers, directors or consultants were entitled to receive up to an aggregate of $400,000 as determined by Infinity’s board of directors. In the event of liquidation, Infinity’s officers and directors would not have received any such fees.

•	The exercise of Infinity’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the transaction may have resulted in a conflict of interest when determining whether such changes or waivers were appropriate and in the best interests of Infinity’s shareholders.

Infinity’s officers and directors had further agreed, pursuant to a written agreement with Infinity, that until the earliest of Infinity’s initial business combination, liquidation or such time as such officer or director ceased to be an officer or director, to present to Infinity for consideration, prior to presentation to any other entity, any business opportunity, where the total consideration to be paid (either in ordinary shares, cash or otherwise) was expected to be at least $32,000,000 or more, subject to any pre-existing fiduciary or contractual obligations such officer or director might have.

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As referenced above, in connection with the closing of the Combination, Infinity borrowed, pursuant to certain non-interest bearing unsecured convertible promissory notes (the “Sponsor Notes”), an aggregate of $500,000 from Infinity C.S.V.C. Management Ltd. and HH Energy Group, LP (collectively, the “Note Sponsors”). On April 11, 2014, each of the Note Sponsors executed and delivered a Notice of Exercise of Optional Conversion to Infinity, pursuant to which, in accordance with the terms of the Sponsor Notes, each Note Sponsor exercised its right to convert the principal balance of its Sponsor Note into 500,000 warrants of Infinity (the “New Warrants”). On June 12, 2014, Glori Energy, as successor to Infinity, issued New Warrants to purchase an aggregate of 1,000,000 shares of our common stock to the Note Sponsors and their affiliates in exchange for the Sponsor Notes. On June 12, 2014, pursuant to the terms of the Warrant Agreement governing the terms of the New Warrants, we exercised our mandatory right to convert the New Warrants into shares of our common stock (such issued shares of common stock, the “Warrant Shares”). We received no additional proceeds from the issuance of the New Warrants and the Warrant Shares.

On January 7, 2014, Infinity and its wholly-owned subsidiary, Glori Acquisition Corp., entered into a share purchase agreement with the Sponsors and other investors (the “PIPE Purchase Agreement”) pursuant to which the Sponsors and the other investors collectively (i) agreed to purchase the number of shares of Infinity common stock necessary to ensure that Infinity met the $25.0 million minimum balance requirement of the Combination and (ii) were granted an option to purchase an additional $8.0 million of shares of common stock (above and beyond the Minimum Commitment) to increase their total investment to a maximum of $25.0 million, with such additional investment to be used to provide additional working capital to Glori Acquisition Corp. The purchase price for the shares to be issued pursuant to the PIPE Purchase Agreement was $8.00 per share. There were two closings under the PIPE Purchase Agreement, one of which occurred simultaneously with the closing of the Combination for 1,062,500 shares of common stock and a subsequent closing on approximately May 1, 2014, for 909,982 shares of common stock.

The Board of Directors has adopted a policy requiring that all transactions between the Company and its officers, directors, principal stockholders and their affiliates be on terms that are fair to the Company and its subsidiaries and that any such transactions be approved by Audit Committee.  The Company’s Audit Committee is responsible for the review and assessment of all related party transactions. Other than those transactions disclosed above, the Audit Committee has determined that no related party transactions existed during fiscal year 2014.

27

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and footnotes set forth information with respect to the beneficial ownership of our common stock along with the percentage of outstanding common stock that such ownership represents as of March 31, 2015 by:

•	each stockholder, or group of affiliated stockholders, who we know beneficially owns more than 5% of the outstanding shares of our common stock;
•	each of our named executive officers;
•	each of our current directors; and
•	all of our current directors and current executive officers as a group.

Beneficial ownership of shares is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power; either held in the beneficial owner’s name or jointly with others, or in the name of a bank, nominee or trustee for the beneficial owner’s account. Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the table possesses sole voting and investment power over the shares listed, except for those jointly owned with that person’s spouse. None of these shares are pledged as security for any debt or other obligation. Each stockholder’s percentage ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and is based on 31,702,818 shares of common stock outstanding as of March 31, 2015. Shares of common stock subject to options currently exercisable or exercisable within 60 days of March 31, 2015 are deemed to be outstanding for calculating the number and percentage of outstanding shares of the person holding such options, but are not deemed to be outstanding for calculating the percentage ownership of any other person. The following table sets forth information about stockholders whom we know to be the beneficial owners of more than 5% of our issued and outstanding common stock. This information is based solely on our review of the Schedules 13D and 13G on file with the SEC as of March 31, 2015, where available, and on correspondence with the Company’s transfer agent where Schedules 13G and 13D were unavailable.

Name of Beneficial Owner†	Amount and Nature of Beneficial Ownership (1)		Percent of Class Outstanding (1)
5% Stockholders:
Rawoz Technology Company Ltd.	4,186,475	(2)	13.2%
Oxford Bioscience Partners V L.P.	4,196,221	(3)	13.2%
Malaysian Life Sciences Capital Fund Ltd.	3.104,522	(4)	9.8%
GTI Glori Oil Fund I LP.	2,821,913	(5)	8.9%
Stephen T. Stull	2,381,697	(6)	7.5%
Entities associated with Advantage Capital Partners	2,381,568	(7)	7.5%
KPCB XII	2,190,838	(8)	6.9%
Infinity - CSVC Partners, Ltd.	1,988,767	(9)	6.3%

Named Executive Officers and Directors:
Stuart M. Page	1,224,682	(10)	3.7%
Mark Chess	71,875	(11)	* %
Thomas O. Hicks	733,750	(12)	2.3%
John Clarke	110,759	(13)	* %
Mark Puckett	66,693	(14)	* %
Victor M. Perez	282,652	(15)	* %
Dr. Michael Pavia	278,731	(16)	* %
Kenneth E. Nimitz	193,068	(17)	* %
Thomas Holland	154,465	(18)	* %
Matthew Gibbs	4,196,221	(3)	13.2%
Dr. Ganesh Kishore	3,104,522	(4)	9.9%
Jonathan Schulhof	2,821,913	(5)	8.9%
Damon L. Rawie	2,381,568	(7)	7.5%
Rocky L. Duckworth	16,129	(19)	* %
James C. Musselman	12,097	(20)	* %
William M. Bierhaus II	132,561	(21)	* %

All current directors, nominees, and executive officers as a group (16 persons)	15,714,420	(22)	46.2%

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*	Represents less than 1% of the shares of common stock outstanding.
†	Unless otherwise noted below, the address of each person listed on the table is c/o Glori Energy, Inc., 10350 Richmond Avenue, Suite 850, Houston, TX 77042.

(1)	Beneficial ownership of common stock has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days, or acquires such securities with the purpose or effect of changing or influencing the control of Glori Energy. The percentage beneficially owned was calculated based on 31,702,818 shares of Common Stock outstanding as of March 31, 2015.
(2)	The business address of this stockholder is c/o Waleed Omer Abdul-Monem Al-Zawawi, Ocean Center, Montagu Foreshhore, East Bay Street, P.O. Box SS- 19084, Nassau, New Providence, The Bahamas. RAWOZ Technology Company Ltd. directly owns 4,186,475 shares of common stock. Mr. Zawawi is the sole director of RAWOZ with authority to vote and dispose of the shares of the Issuer, and thus may be deemed to have voting and investment power over the shares of the Issuer held directly by RAWOZ. The information regarding beneficial ownership is included in reliance on a Schedule 13G filed with the SEC on February 20, 2015.
(3)	The business address of this stockholder as reported on the Schedule 13G is Oxford Bioscience Partners, 535 Boylston Street, Suite 402, Boston, MA, 02116; however, the Company believes its current address is 86 Pinckney Street, Boston, MA 02114. The information regarding beneficial ownership is included in reliance on a Schedule 13G filed with the SEC on April 30, 2014. According to the Schedule 13G, the 4,196,221 shares are beneficially owned by Oxford Bioscience Partners V L.P. (“Oxford”), mRNA Fund V L.P. (“mRNA”), OBP Management V L.P., Jonathan Fleming, and Matthew Gibbs. OBP Management V L.P. is the general partner of Oxford and mRNA. Jonathan Fleming and Matthew Gibbs are general partners of OBP Management V L.P. Oxford is the record owner of and holds sole voting and dispositive power over 4,103,739 of the referenced shares as of the 13G filing. mRNA is the record owner of and holds sole voting and dispositive power over 92,482 of the referenced shares as of the 13G filing. As the sole general partner of Oxford and mRNA, OBP Management V L.P. may be deemed to own beneficially the 4,196,221 shares owned by Oxford and mRNA. According to the 13G, none of OBP Management V L.P., Jonathan Fleming, and Matthew Gibbs hold sole voting or dispositive power over the referenced shares. All such entities, Mr. Gibbs, and Mr. Fleming each disclaim beneficial ownership of such shares, except for the shares, if any, that each holds of record.
(4)	The business address of this stockholder is 36-01, Level 36, Menara Dion, 27, Jalan Sultan Ismail, 50250 Kuala Lumpur, West Malaysia. Malaysian Life Sciences Capital Fund Ltd. owns the shares. Malaysian Life Sciences Capital Fund Management Company Ltd. is the Manager of Malaysian Life Sciences Capital Fund Ltd. The following individuals comprise an Investment Committee of Malaysian Life Sciences Capital Fund Ltd.: Dr. Roger Wyse, Dr. Ganesh Kishore, En Amirul Fares Zahir, Rashidan Shah Abdul Rahim, Mr Aditya Puri and Ms Lim Su-san (alternate to Mr Aditya Puri). The members of the Investment Committee exercise shared voting and dispositive control over the shares held by Malaysian Life Sciences Capital Fund Ltd. Dr. Kishore is also the Chief Executive Officer of Malaysian Life Sciences Capital Fund Ltd. Dr. Kishore has also received 24,194 shares of restricted stock granted on January 28, 2015.
(5)	The business address of this stockholder is 150 East 58th Street, 24th Floor, New York, N.Y. 10155. GTI Glori Oil Fund I L.P. owns 2,446,785 of the referenced shares. GTI Ventures LLC, which owns 375,128 of the referenced shares, is the general partner of GTI Co-Investment L.P., which is the general partner of GTI Glori Oil Fund I L.P. GTI Holdings LLC is owned by Jonathan Schulhof, our current director, and Michael Schulhof, our past director, who both exercise voting and investment control over the referenced shares, and GTI Holdings LLC is the managing member of GTI Ventures LLC. All such entities, Jonathan Schulhof, and Michael Schulhof disclaim beneficial ownership of such shares except to the extent of their pecuniary interests in such shares.
(6)	The address of this stockholder is 909 Poydras St., Ste. 2230, New Orleans, LA 70130. The information regarding beneficial ownership is included in reliance on a Schedule 13G filed with the SEC on April 21, 2014. Stephen T. Stull beneficially owns 2,381,697 shares of common stock. All 2,381,697 shares are owned directly by one limited liability company and two limited partnerships, each of which acts through its general partner. Steven T. Stull is the majority owner of each such general partner and controls a majority of the voting interest in the sole member of the limited liability company. None of these entities individually own more than 5% of the class of securities reported on this Schedule 13G. Mr. Stull’s relationship to the entities associated with Advantage Capital Partners is explained in footnote 7 below.
(7)	The business address of the entities listed below is 5000 Plaza on the Lake, Suite 195, Austin, Texas 78476. Pursuant to the Business Combination, 1,238,142 shares were distributed to Texas ACP Venture Partners I, LLC, of which Advantage Capital Texas Ventures GP, LLC is sole owner (“Advantage Texas Ventures”). 353,421 were distributed to Texas ACP I, LP, of which ADVTG GP I, LLC is general partner. 790,134 shares were distributed to Texas ACP II, LP, of which ADVTG GP II, LLC is general partner. Mr. Steven T. Stull and Mr. Damon L. Rawie own a majority of the voting equity interests in Advantage Texas Ventures and each general partner listed above, have voting and dispositive authority over the shares held indirectly by these entities, and therefore beneficially own such shares. Each of Mr. Stull and Mr. Rawie disclaims beneficial ownership of the shares held by such entities, except to the extent of their respective pecuniary interest therein.
(8)	The principal business address for all entities and individuals affiliated with Kleiner Perkins Caufield & Byers XII, LLC (“KPCB XII”) is c/o Kliener Perkins Caufield & Byers, 2750 Sand Hill Road, Menlo Park, California 94025. The information regarding beneficial ownership of KPCB XII is included in reliance on a Schedule 13G filed with the SEC on April 21, 2014, as amended on February 17, 2015. 2,190,838 of the referenced shares include 2,157,260 directly owned by KPCB XII and 33,578 are directly owned by KPCB XII Founders Fund, LLC (“KPCB XII Founders”). KPCB XII has sole voting and dispositive power over 2,190,838 shares, except that KPCB XII Associates, LLC (“Associates”), the managing member of KPCB XII and KPCB XII Founders, may be deemed to have sole power to vote and dispose of these shares. KPCB XII Founders has sole voting and dispositive power over 33,578 shares, except that Associates, the managing member of KPCB XII Founders, may be deemed to have sole power to vote and dispose of these shares. According to the 13G filed for KPCB XII, under certain circumstances set forth in the limited liability company agreements of the KPCB XII, KPCB XII Founders and KPCB XII Associates, the members of such entities may be deemed to have the right to receive dividends from, or the proceeds from, the sale of shares of the Company owned by each such entity of which they are a member.

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(9)	The business address of Infinity-C.S.V.C. Management Ltd., is 3 Azrieli Center (Triangle Tower), 42nd Floor, Tel Aviv, Israel, 67023. Infinity-CSVC Partners, Ltd. is the general partner of Infinity I-China Fund (Cayman) L.P., which holds 919,173 shares of common stock, Infinity I-China Fund (Israel), L.P., which holds 474,051 shares of our common stock, Infinity I-China Fund (Israel 2), L.P., which holds 407,304 shares of our common stock, and Infinity I-China Fund (Israel 3), L.P., which holds 188,239 shares of our common stock. None of these funds individually holds 5% of our common stock. The board of managers of Infinity-CSVC Partners, Ltd. makes investment decisions on behalf of the limited partners of the Infinity Funds. No limited partner holds an interest in the Infinity Funds that could be deemed a 5% owner of the Company. Additionally, Infinity-CSVC Partners, Ltd. holds voting and dispositive power over the ordinary shares owned by the Infinity Funds. The board of managers is comprised of five individuals, including Amir Gal-Or, Avishai Silvershatz, Avi Fischer, Lin Xianghong and Fei Jianjiang. As a result, we have determined no single member of this board holds voting and dispositive power over our shares.
(10)	Includes 100 shares held by Mr. Page’s spouse, 873,062 shares which may be acquired within 60 days pursuant to the exercise of stock options, and 258,065 shares of restricted stock granted on January 28, 2015.
(11)	Mr. Chess’ business address is located at c/o Infinity-C.S.V.C. Management Ltd., 3 Azrieli Center (Triangle Tower), 42nd Floor, Tel Aviv, Israel, 67023.
(12)	Mr. Hicks is the sole member and manager of HEP-INXB LLC, the sole general partner of HH Energy Group, LP, and may be considered to have beneficial ownership of the 287,500 shares directly owned by such entity. Their business address is 100 Crescent Court, Suite 1200, Dallas, Texas 75201. This also includes 51,491 shares held by Mr. Hicks’ spouse, 51,491 shares held by TOH Jr Ventures, Ltd., 51,490 shares held by MHH Ventures, Ltd., 51,490 shares held by JAH Ventures, Ltd., 51,490 shares held by RBH Ventures, Ltd., 51,490 shares held by WCH Ventures, Ltd. and 51,490 shares held by CFH Ventures, Ltd. Mr. Hicks disclaims beneficial ownership of any shares of Common Stock in which he does not have a pecuniary interest.
(13)	Includes 84,841 shares which may be acquired within 60 days pursuant to the exercise of stock options, and 24,194 shares of restricted stock granted on January 28, 2015.
(14)	Includes 40,775 shares which may be acquired within 60 days pursuant to the exercise of stock options, and 24,194 shares of restricted stock granted on January 28, 2015.
(15)	Includes 198,281 shares which may be acquired within 60 days pursuant to the exercise of stock options, and 83,871 shares of restricted stock granted on January 28, 2015.
(16)	Includes 197,986 which may be acquired within 60 days pursuant to the exercise of stock options, and 80,645 shares of restricted stock granted on January 28, 2015.
(17)	Includes 100 shares held by Mr. Nimitz’s spouse, 116,545 shares which may be acquired within 60 days pursuant to the exercise of stock options, and 76,323 shares of restricted stock granted on January 28, 2015.
(18)	Includes 100 shares held by Mr. Holland’s spouse, 73,620 shares which may be acquired within 60 days pursuant to the exercise of stock options, and 80,645 shares of restricted stock granted on January 28, 2015.
(19)	Includes 16,129 shares of restricted stock granted on January 28, 2015.
(20)	Includes 16,129 shares of restricted stock granted on January 28, 2015.
(21)	Mr. Bierhaus resigned effective January 1, 2015. No equity awards were outstanding as of March 31, 2015.
(22)	Includes 1,650,305 shares which may be acquired within 60 days pursuant to the exercise of stock options and 687,232 shares of restricted stock. Mr. Bierhaus’ shares are not included in this total, due to his resignation.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under U.S. securities laws, directors, executive officers and persons holding more than 10% of common stock must report their initial ownership of common stock and any changes in that ownership to the SEC.  The SEC has designated specific due dates for such reports and Glori Energy must identify in this Proxy Statement those persons who did not file such reports when due.

Based solely upon a review of Forms 3 and 4 and any amendments furnished to Glori Energy during our fiscal year ended December 31, 2014, any amendments furnished to Glori Energy with respect to the same fiscal year, and representations from certain reporting persons that they have complied with the applicable filing requirements, we believe that our directors, officers, and greater than 10% beneficial owners complied with all applicable Section 16 filing requirements, except one report of Mr. Musselman on Form 3, which was filed late, one joint report of Oxford Bioscience Parnters V L.P., mRNA Fund V LP, OBP Management V L.P., and Jonathan Fleming on Form 3, which was filed late, and one report of Mr. Gibbs on Form 4 (as to the four sales transactions of Company stock by Oxford Bioscience Partners V L.P. and mRNA Fund V L.P. that occurred on November 25 and 26, 2014), which was filed late.

TRANSACTION OF OTHER BUSINESS

To the best of the knowledge, information and belief of the directors, there are no other matters which are to be acted upon at the Annual Meeting.  If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

The Company has received no notice of any other items to be submitted for consideration at the Annual Meeting and management does not know of or contemplate any other business that will be presented for action by the stockholders at the Annual Meeting.  If any further business is properly presented at the Annual Meeting, the persons named as proxies will act in their discretion on behalf of the stockholders they represent.

STOCKHOLDER PROPOSALS OR NOMINATIONS TO BE PRESENTED AT NEXT ANNUAL MEETING

The 2016 Annual Meeting of Stockholders is expected to be held in June 2016.  To comply with Rule 14a-8 under the Exchange Act, the Company must receive no later than January 6, 2016 any stockholder proposal intended to be presented at the next annual meeting of stockholders for inclusion in the Company’s proxy materials.  Proposals must comply with the proxy rules relating to stockholder proposals, including Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.  Proposals should be delivered to Glori Energy Inc., 10350 Richmond Avenue, Suite 850, Houston, TX 77042. Attention: Corporate Secretary, prior to the specified deadline.

SEC rules and regulations provide that if the date of the Company’s 2016 Annual Meeting is advanced or delayed more than 30 days from the date of the 2016 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2016 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2016 Annual Meeting.  The Company will disclose such a change in the earliest possible Quarterly Report on Form 10-Q, upon determination by the Company that the date of the 2016 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2016 Annual Meeting.  If you intend to present a proposal at our 2016 Annual Meeting, but you do not intend to have it included in our 2016 Proxy Statement, your proposal must be delivered to the Secretary of Glori Energy no later than March 25, 2016.

The contents of this Proxy Statement have been approved by the Board of Directors, and the Board of Directors has authorized the mailing of this Proxy Statement to the stockholders of the Company.

By Order of the Board of Directors,

/s/ Lynn Marie Thompson
Lynn Marie Thompson
Corporate Secretary

Houston, Texas
May 5, 2015

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Appendix A

PROPOSED AMENDMENT TO SECTION 2.2 OF THE BYLAWS OF

GLORI ENERGY INC.

If Proposal 2 is approved by the stockholders, Section 2.2 of Article II of the Company’s Bylaws will be amended as set forth below and effective for the 2016 annual meeting of stockholders. Proposed additions are indicated by underline, and proposed deletions are indicated by strike-through.

2.2 Number, Classes, Election and Term of Office.

~~(a) Number.~~ The Board of Directors shall initially consist of 12 members, each of whom shall be a natural person. The number of directors shall be fixed, and may be increased or decreased from time to time, exclusively by a resolution adopted by a majority of the entire Board of Directors. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires. The Board of Directors in its discretion may elect from among its members a Chairman who shall preside at board meetings and generally manage the affairs of the Board of Directors. All directors shall be elected at each annual stockholders meeting.

~~Classes. The directors shall be divided into two classes, designated Class A and Class B. Each class shall consist, as nearly as may be possible, of one-half of the total number of directors constituting the entire board of directors. The Class A Directors shall serve from the date of adoption of these Bylaws until the annual meeting of stockholders in 2015. At the 2015 annual meeting of stockholders, Class A Directors shall be elected to serve until the annual meeting of stockholders held in the second year following such election. The Class B directors shall serve from the date of adoption of these Bylaws until the annual meeting of stockholders held in the second year after such adoption. At the 2016 annual meeting of stockholders, Class B directors shall be elected to serve until the annual meeting of stockholders held in 2016. At each succeeding annual meeting of stockholders beginning in 2017, successors to the class of directors whose term expires at that annual meeting shall be elected to serve until the annual meeting of stockholders held in the second year following such election. If the number of directors is changed, any increase or decrease shall be apportioned among the Class A Directors and Class B directors so as to maintain the number of directors in each class as nearly as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. In no case will a decrease in the number of directors shorten the term of any incumbent director.~~

Adopted by Resolutions of the Board of Directors

March 25, 2015 and April 15, 2015

A-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone - QUICK ««« EASY

IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on June 24, 2015.

INTERNET/MOBILE –
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0537
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY	Please mark your votes like this	X

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES TO GLORI ENERGY’S BOARD OF DIRECTORS, FOR THE AMENDMENT TO SECTION 2.2 OF GLORI ENERGY’S BYLAWS, AND FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS GLORI ENERGY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2015.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT (See instructions below)	3. RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS GLORI ENERGY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2015.	FOR	AGAINST	ABSTAIN

1. ELECTION of the following five Class A Directors to the Board of Directors of Glori Energy:

01. Matthew Gibbs 02. James C. Musselman	If you plan to attend the Annual Meeting, please check here.
03. Ganesh Kishore 04. Damon L. Rawie 05. Jonathan Schulhof

Instructions: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the letter(s) of the nominee(s) on the line below:

	FOR	AGAINST	ABSTAIN
2. AMENDMENT TO SECTION 2.2 OF GLORI ENERGY’S				COMPANY ID:
BYLAWS to eliminate the two separate classes of directors and two year terms in order to transition to a single class of				PROXY NUMBER:
directors who are elected annually, with such change applicable to all directors beginning with the 2016 Annual Meeting of Stockholders.				ACCOUNT NUMBER:

Signature                                                          Signature                                                          Date                                  , 2015.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to be held on June 25, 2015

The 2015 Proxy Statement and the 2014 Annual Report to

Shareholders are available at:

http://www.cstproxy.com/glorienergy/2015

▲FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Stuart Page and Victor M. Perez, either of them, jointly and severally, with power of substitution, to represent and to vote as designated all shares of common stock of Glori Energy Inc. (“Glori Energy”) which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Glori Energy, to be held at the 10370 Richmond Avenue, Eighth Floor Conference Center, Houston, Texas 77042 on Thursday, June 25, 2015 at 9:00 a.m., local time, or any adjournment thereof.

(Continued and to be marked, dated and signed, on the other side)